United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required In Proxy Statement

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Exchange Act of 1934 (Amendment No.    )

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Lakeland Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Lakeland Industries, Inc.

May 11, 2012

Dear Stockholder,

I am pleased to extend to you my personal invitation to attend the 2012 Annual Meeting of Stockholders of Lakeland Industries, Inc. (the “Company”) on Wednesday, June 20, 2012 at 10:00 a.m. at the Hilton Garden Inn, 3485 Veterans Memorial Highway, Ronkonkoma, NY 11779.

The accompanying Notice of Annual Meeting and Proxy Statement contain a description of the formal business to be acted upon by the stockholders. At the meeting, we intend to discuss our performance for the fiscal year ended January 31, 2012 and our plans for the current fiscal year. Certain officers of the Company will be available to answer any questions you may have.

While I am looking forward to seeing you at the meeting, it is very important that those of you who cannot personally attend assure your shares are represented. I urge you therefore to sign and date the enclosed form of proxy and return it promptly in the accompanying envelope. If you attend the meeting, you may, if you wish, withdraw any proxy previously given and vote your shares in person.

Sincerely,

Christopher J. Ryan
CEO and Secretary

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 Lakeland Industries, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, June 20, 2012

To Our Stockholders:

WHAT:	Our 2012 Annual Meeting of Stockholders

WHEN:	Wednesday, June 20, 2012, at 10:00 a.m., local time

WHERE:	Hilton Garden Inn 3485 Veterans Memorial Highway Ronkonkoma, NY 11779

WHY:	At this meeting, you will be asked to:
(1) Elect three (3) directors for a term of three years and until their respective successors have been elected and qualified;
(2) Approve the Lakeland Industries, Inc. 2012 Stock Incentive Plan;
(3) Ratify the selection of Warren Averett LLC as our independent registered public accounting firm for the fiscal year ending January 31, 2013; and
(4) Transact any other business as may properly come before the Annual Meeting of Stockholders or any adjournments, postponements or rescheduling of the Annual Meeting of Stockholders.

Only stockholders of record at the close of business on April 23, 2012 will receive notice of, and be eligible to vote at, the Annual Meeting of Stockholders or any adjournment thereof. The foregoing items of business are more fully described in the proxy statement accompanying this notice.

 Your vote is important. Please read the proxy statement and the voting instructions on the enclosed proxy card. Then, whether or not you plan to attend the Annual Meeting of Stockholders in person, and no matter how many shares you own, please sign, date and promptly return the enclosed proxy card in the enclosed envelope, which requires no additional postage if mailed in the United States.

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Lakeland stock account, we may deliver only one set of the proxy statement and the Annual Report to Stockholders for the fiscal year ended January 31, 2012 to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. If your shares are registered directly in your name and you share an address with another stockholder and have received only one set of voting materials, but you would prefer to receive your own copy, please contact Lakeland Industries, Inc. by telephone at (631) 981-9700 ext. 14 or by mail at 701 Koehler Avenue, Suite 7, Ronkonkoma, NY 11779, or alternatively, please contact Investor Relations by telephone at (631) 367-1866 or by email at jdarrow@darrowir.com. If your shares were held in an account at a bank, brokerage firm, or other agent or nominee and you have received only one set of voting materials, but you would prefer to receive your own copy, please contact your bank, broker or agent.

This Proxy Statement is first being mailed to stockholders of record on or shortly after May 11, 2012.

Ronkonkoma, New York	By Order of the Board of Directors,
May 11, 2012

Christopher J. Ryan
Secretary

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Lakeland Industries, Inc.

701 Koehler Avenue, Suite 7

Ronkonkoma, New York 11779

(631) 981-9700

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, June 20, 2012

information concerning solicitation and voting

WHY DID YOU SEND ME THIS PROXY STATEMENT?

The Board of Directors of Lakeland Industries, Inc., a Delaware corporation (referred to as “Lakeland,” the “Company,” “we,” “our,” or “us”), seeks your proxy for use in voting at our 2012 Annual Meeting of Stockholders (the “Annual Meeting”) or at any postponements or adjournments of the Annual Meeting. Our Annual Meeting will be held at the Hilton Garden Inn, located at 3485 Veterans Memorial Highway, Ronkonkoma, NY 11779, on Wednesday, June 20, 2012 at 10:00 a.m. local time. We intend to begin mailing this proxy statement, the attached notice of the Annual Meeting and the accompanying white proxy card on or about May 11, 2012 to all record holders of our common stock, par value $0.01 per share, entitled to vote at the Annual Meeting. Along with this proxy statement, we are also sending to stockholders our Annual Report on Form 10-K for the fiscal year ended January 31, 2012 (the “Annual Report”).

WHAT AM I VOTING ON?

At the Annual Meeting, stockholders will act upon the following matters:

(1)	Election of three (3) directors for a term of three years and until their respective successors have been elected and qualified;
(2)	Approval of the Lakeland Industries, Inc. 2012 Stock Incentive Plan;
(3)	Ratification of the selection of Warren Averett LLC (“WA”) as our independent registered public accounting firm for the fiscal year ending January 31, 2013; and
(4)	Transaction of any other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on April 23, 2012, the record date, will receive notice of, and be entitled to vote at, our Annual Meeting. Our common stock is our only class of outstanding voting securities.

Stockholder of Record: Shares Registered in Your Name

If, on April 23, 2012, your shares were registered directly in your name with our transfer agent, The Registrar and Transfer Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to sign, date and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent

If, on April 23, 2012, your shares were held, not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee, and bring it to our Annual Meeting.

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WHAT CONSTITUTES A QUORUM?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares entitled to vote are represented by stockholders present at the meeting or by proxy. On the record date, there were 5,453,071 shares entitled to vote, which consists of 5,225,478 outstanding shares and 227,593 shares of unvested restricted stock entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

 WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?

In deciding all matters, a holder of common stock on the record date will be entitled to cast one vote for each share of common stock registered in that holder’s name, on each matter to be voted upon at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal No. 1, the election of three directors requires a plurality of the votes cast to elect a director. The three nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” will affect the outcome. Abstentions or broker non-votes, as described below, will have no effect on the outcome of the vote on Proposal No. 1.

Proposal No. 2, approval of the Lakeland Industries, Inc. 2012 Stock Incentive Plan requires a “For” vote by a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote thereon. In determining whether the proposal has received the requisite number of votes, abstentions will be counted and have the same effect as a vote against the proposal. Brokers are not permitted to vote shares held for a customer without specific instructions from the customer. Broker non-votes, as described below, will be disregarded and will have no effect on the outcome of the vote.

 Proposal No. 3, the ratification of the appointment of WA as our independent registered public accounting firm, must receive a “For” vote by the majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote thereon. In determining whether the proposal has received the requisite number of votes, abstentions will be counted as a vote against this proposal.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON-VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes.

A “broker non-vote” is when a broker, bank or other nominee has not received voting instructions from the beneficial owner of shares held in “street name” and the broker, bank or other nominee does not have, or declines to exercise, discretionary authority to vote on a particular matter. Brokers, banks or other nominees only have discretionary authority to vote your uninstructed shares on “routine” matters, but will not be allowed to vote your uninstructed shares with respect to certain “non-routine” matters. Under current Nasdaq Stock Market rules, the ratification of the appointment of independent registered public accountants (Proposal No. 3) is considered routine and your broker, bank or other nominee will be able to vote on that proposal even if it does not receive instructions from you. The election of directors (Proposal No. 1) and approval of our 2012 Stock Incentive Plan (Proposal No. 2) are each “non-routine” matters. This means that if you hold your shares through a broker, bank or other nominee in “street name” and do not provide voting instructions, the broker, bank or other nominee will have the discretion to vote your shares on Proposal No. 3 but not on Proposal No. 1 and Proposal No. 2.

WHO WILL BEAR THE COSTS OF SOLICITING PROXIES FOR THE ANNUAL MEETING?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. In addition to the use of the mails, proxies may be solicited personally or by telephone by officers and employees of the Company who will not receive any additional compensation for their services. Proxies and proxy material will also be distributed at our expense by brokers, nominees, custodians, and other similar parties.

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HOW DO I VOTE IF I ATTEND THE ANNUAL MEETING?

If you are a stockholder of record, you can attend the Annual Meeting and vote in person the shares you hold directly in your name on any matters properly brought before the Annual Meeting. If you choose to do that, please bring the enclosed proxy card or proof of identification. If you want to vote in person at our Annual Meeting and you hold our common stock through a bank, broker or other agent or nominee, you must obtain a power of attorney or other proxy authority from that organization and bring it to our Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

HOW DO I VOTE IF I DO NOT ATTEND THE ANNUAL MEETING?

Stockholders of record who do not attend the Annual Meeting should vote by mail. Please sign, date and return the enclosed proxy card in the enclosed postage-paid return envelope.

By executing and returning the enclosed proxy card, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

 If you are a beneficial owner of shares registered in the name of your bank, broker or other agent or nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. If you did not receive a proxy card, please follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a proxy card.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED ON THE PROXY CARD?

If you return a signed and dated proxy card without including any voting selections, your shares will be voted as follows:

(1)	FOR the election of the three nominees for director proposed by the Board of Directors;
(2)	FOR the approval of the Lakeland Industries, Inc. 2012 Stock Incentive Plan; and

(3)	FOR the ratification of the selection of WA as our independent registered public accounting firm for the fiscal year ending January 31, 2013.

If any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their best judgment.

YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD FROM LAKELAND?

If you receive more than one proxy card, it means you have multiple accounts with brokers, banks or other nominees and/or our transfer agent. Please complete, sign and return each proxy card to ensure that all of your shares are voted. We recommend that you contact your broker, bank or other nominee and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is The Registrar and Transfer Company and its telephone number is (800) 368-5948.

HAS THE LAKELAND BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Our Board of Directors recommends that you vote “FOR” the election of its three nominees for director, “FOR” the adoption of our 2012 Stock Incentive Plan and “FOR” the ratification of the selection of WA as our independent registered public accounting firm for the fiscal year ending January 31, 2013.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY?

Yes. You may revoke your proxy by doing any of the following:

(1) You may send a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated below, so long as it is received prior to the Annual Meeting.

 (2) You may submit another properly completed proxy card with a later date to the Company, so long as it is received prior to the Annual Meeting.

 (3) You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

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Any written notice of revocation, or later dated proxy card, should be delivered to:

Lakeland Industries, Inc.

701 Koehler Avenue, Suite 7

Ronkonkoma, New York 11779

Attention: Christopher J. Ryan, Secretary

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days following the conclusion of our Annual Meeting.

proposal 1

election of directors

General

Our ByLaws provide for a Board of Directors, or the “Board”, consisting of at least five and not more than seven directors. Our Board now consists of seven directors, classified into three classes as nearly equal in number as possible. As indicated below, each nominee will be elected for a three-year term, which will expire at the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until any such director’s earlier resignation or removal. Our Board’s nominees are Stephen M. Bachelder, Chairman of the Board and National Sales Manager of the Company, Douglas B. Benedict and James M. Jenkins. Our Nominating and Governance Committee (excluding members who are nominees) considered the qualifications of each of the Board’s nominees for election prior to the Annual Meeting, and unanimously recommended that each nominee be submitted for election to the Board.

Vote Required

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxy cards will be voted, if authority to do so is not withheld, for the election of the three nominees named below. Abstentions and broker non-votes will have no effect on the outcome. If any Board nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee determined by our Board. Each person nominated by the Board for election has agreed to serve if elected. We have no reason to believe that any Board nominee will be unable to serve.

nominees for election

NOMINEE DIRECTORS - CLASS II

Terms Expiring in June 2015

Name	Age	Position	Director Since

Stephen M. Bachelder	61	Chairman of the Board and	2004
		National Sales Manager
Douglas B. Benedict	47	Director	Newly nominated
James M. Jenkins	48	Director	Newly nominated

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The principal occupations and employment of the nominees for director are set forth below:

Stephen M. Bachelder has served as our National Sales Manager since March 2011 and our director since 2004. His current term as a director will expire at our Annual Meeting of Stockholders in June 2012. Mr. Bachelder was an executive and President of Swiftview, Inc., a Portland, Oregon based software company, from 2002-2007. Swiftview, Inc. was sold to a private equity firm in October 2006. From 1991 to 1999 Mr. Bachelder ran a consulting firm advising technology companies in the Pacific Northwest. Mr. Bachelder was the president and owner of an apparel company, Bachelder Imports, from 1982 to 1991 and worked in executive positions for Giant Foods, Inc. and Pepsico, Inc. between 1976 and 1982. Mr. Bachelder is a 1976 Graduate of the Harvard Business School. Mr. Bachelder’s qualifications to serve on our Board include his business education and multiple prior executive positions.

Mr. Bachelder was nominated by our Nominating Committee to the post of Chairman of the Board of Directors upon Raymond J. Smith’s retirement on February 25, 2011, which nomination was unanimously approved by the full Board of Directors.

Douglas B. Benedict is a Managing Director of OEM Capital, an investment banking firm specializing in technology and communications and focusing primarily on small and middle-market public and private companies. Mr. Benedict joined OEM Capital in May 2011. Previously, he was a Managing Director at MTC Capital Partners, a private equity firm focused on small and middle-market opportunities. Prior to that, from 2001 to 2008, Mr. Benedict served as Senior Vice President of Business and Strategic Development for Cendant Corporation and Lockton Companies. Prior to 2001, he spent fifteen years as an investment banker in New York and London, primarily with Citigroup, Bank of America and Legg Mason, specifically focusing on telecommunications, technology and financial institution companies. Mr. Benedict also serves as Managing Principal of Regent Advisors LLC, a private strategic and business consulting firm. Mr. Benedict holds an undergraduate degree in Economics from Harvard University and an MBA from Amos Tuck School of Business at Dartmouth College. Mr. Benedict’s qualifications to serve on our Board include his business education and investment banking experience.

James M. Jenkins is a partner at Harter Secrest & Emery LLP, a regional law firm located in Western New York. Mr. Jenkins' practice specializes in corporate governance, securities and general corporate law matters, including initial and secondary public offerings, private placements, mergers and acquisition, and securities law compliance. Mr. Jenkins joined Harter Secrest and Emery in 1989 where he was an associate until 1997. Mr. Jenkins was elected a Partner effective January 1, 1997 and has served as the Chair of the firm's Securities Practice Group since 2001. He also has served as a member of the firm’s Management Committee since 2007. Mr. Jenkins holds a B.A from Virginia Military Institute and a J.D. from West Virginia University College of Law. Mr. Jenkins’ qualifications to serve on our Board include his corporate governance experience as well his current business related experience.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” THE ELECTION OF EACH OF THE CLASS II NOMINEES

INCUMBENT DIRECTORS - CLASS III

Terms Expiring in June 2013

Name	Age	Position	Director Since

Duane W. Albro	65	Director	2009
Thomas McAteer	59	Director	2011

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Duane W. Albro has been the President and CEO of WVT Communications (Nasdaq “WWVY”) since May 2007. From 2005 to 2006, he was President and CEO of Refinish LP, a privately held company in the cellular phone refurbishing business. From 2004 to 2005 he was a business consultant with the Gerson Lehrman Group in NY, NY, providing strategic and tactical analysis and advice to investors and businesses. He has extensive experience in the telecommunications and cable TV industry having worked in executive positions at Cablevision, Net 2000 Communications, Bell Atlantic and Nynex between 1966 and 2003. Mr. Albro has also been active in supporting the positive impact of telecommunications used in education, having served on a White House Advisory Council on Technology in Education and provided testimony to Congress on the benefits of technology used in education. Mr. Albro has demonstrated his commitment to workforce issues as the founder, Chairman and President of the Long Island Works Coalition, a non-profit organization dedicated to enhancing the available workforce for technology industries. Mr. Albro holds an MBA from New York Institute of Technology. Mr. Albro has served as our director since April 17, 2009. Mr. Albro’s qualifications to serve on our Board include his extensive executive business experience.

Thomas J. McAteer currently serves as a Senior Vice President and Regional Market Head for Aetna’s Medicaid Division. He is responsible for the East Region, and he has led an expansion that has seen significant growth over the past four years. Prior to joining Aetna Medicaid, Mr. McAteer served as the President and CEO of Vytra Health Plans. In a thirteen year career at Vytra, Mr. McAteer played an executive leadership role in growing Vytra from annual revenues of $70 million in 1993 to over $375 million in 2005. In 2001, Mr. McAteer facilitated the sale of Vytra to HIP Health Plans and, thereafter assumed the additional responsibilities of Executive Vice President for Brand Leadership, as well as joining the Executive Committee of the enterprise. Before joining Vytra, Mr. McAteer served as the Chief Deputy County Executive in Suffolk County, New York and prior to that as the Director of Human Resources for the Metropolitan Transportation Authority. Mr. McAteer’s qualifications to serve on our Board include his business experience and multiple prior executive positions.

Mr. McAteer replaced as director Raymond J. Smith, who retired from his post of Chairman of the Board of Directors on February 25, 2011, in the Incumbent Class III Directors. Pursuant to the Company’s By-Laws, Mr. McAteer shall hold office until the expiration of the term of the director such person is elected to replace.

INCUMBENT DIRECTORS - CLASS I

Terms Expiring in June 2014

Name	Age	Position	Director Since
Christopher J. Ryan	60	Chief Executive Officer, President,	1986
		Secretary and Director
A. John Kreft	61	Director	2004

Christopher J. Ryan has served as Lakeland’s Chief Executive Officer and President since November 2003, Secretary since April 1991, and a director since May 1986. Mr. Ryan was our Executive Vice President - Finance from May 1986 until becoming our President in November 2003. Mr. Ryan also worked as a Corporate Finance Partner at Furman Selz Mager Dietz & Birney, Senior Vice President-Corporate Finance at Laidlaw Adams & Peck, Inc., Managing-Corporate Finance Director of Brean Murray Foster Securities, Inc. and Senior Vice President-Corporate Finance of Rodman & Renshaw, respectively, between 1983-1991. Mr. Ryan has served as a Director of Lessing, Inc., a privately held restaurant chain based in New York, from 1995-2008. Mr. Ryan received his BA from Stanford University, his MBA from Columbia Business School and his J.D. from Vanderbilt Law School. Mr. Ryan’s qualifications to serve on our board include his business and legal education as well as his lengthy experience as a director at our Company and at other companies.

A. John Kreft has been President of Kreft Interests, a Houston based private investment firm, since 2001. Between 1998 and 2001, he was CEO of Baker Kreft Securities, LLC, a NASD broker-dealer. From 1996 to 1998, he was a co-founder and manager of TriCap Partners, a Houston based venture capital firm. From 1994 to 1996 he was employed as a director at Alex Brown and Sons. He also held senior positions at CS First Boston, including employment as a managing director from 1989 to 1994. Mr. Kreft received his MBA from the Wharton School of Business in 1975. Mr. Kreft is a member of the National Association of Corporate Directors (NACD). Mr. Kreft’s qualifications to serve on our board include his extensive capital markets experience with debt and equity financings and bank facilities. In addition, his familiarity with acquisition due diligence and integration issues assists him in his directorship of Lakeland.

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director compensation

Members of the Board of Directors are reimbursed for all travel related expenses to and from meetings of the Board and its Committees. Non-employee directors each receive $6,250 quarterly as compensation for serving as a member of the Board and on its committees. Our committee chairpersons each receive an additional $500 quarterly. In addition, non-employee directors receive an additional $1,500 for each Board and committee meeting attended in person and $500 for such meetings attended telephonically. There are no charitable awards or director legacy programs and no deferred compensation programs for our directors. In their deliberations relating to directors’ compensation, the Compensation Committee reviewed a study conducted by the National Association of Corporate Directors and the Center for Board Leadership, entitled “2010-2011 Director Compensation Report”.

The following table sets forth compensation paid by the Company to non-employee directors during fiscal year ended January 31, 2012 (sometimes referred to in this proxy statement as “FY12”). Disclosures relating to the compensation of Christopher J. Ryan and Stephen M. Bachelder can be found in the “Executive Officers – Executive Compensation” section below.

DIRECTOR COMPENSATION - FISCAL 2012

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Eric O. Hallman	$29,500	—	—	—	—	—	$29,500
John J. Collins	$31,000	—	—	—	—	$1,409	$32,409
A. John Kreft	$35,500	—	$3,732	—	—	$3,710	$42,942
Duane W. Albro	$36,000	—	—	—	—	—	$36,000
Raymond Smith (3)	$7,250	—	—	—	—	—	$7,250
Thomas McAteer (4)	—	$79,642	$18,548	—	—	—	$98,190

(1)	Represents the dollar amount representing aggregate grant date fair value during fiscal 2012, at maximum level for restricted shares and based on Black-Scholes model for director options.
(2)	At January 31, 2012 our non-employee directors owned the following unexercised options: Mr. Hallman 2,100, Mr. Collins 2,100, Mr. Kreft 2,000, Mr. McAteer 5,000, and Mr. Albro 5,000.
(3)	Mr. Smith resigned from the Board of Directors on February 25, 2011.
(4)	Mr. McAteer joined the Board of Directors on February 25, 2011 and was paid his fees in Restricted Stock totaling $35,500 and was granted 4,686 performance shares valued at $44,142 at January 31, 2012.

Messrs. Collins, Hallman, Kreft, Albro, Smith and McAteer each participated in our Non-Employee Directors' Option Plan (the “Directors’ Plan”) and 2009 Equity Incentive Plan (the “2009 Equity Plan”).

We currently grant stock options to our non-employee directors under the Directors’ Plan, which provides for an automatic one-time grant of options to purchase 5,000 shares of common stock to each non-employee director newly elected or appointed to the Board of Directors. Under the Directors’ Plan, 60,000 shares of common stock have been authorized for issuance. Options are granted at not less than fair market value, become exercisable commencing six months from the date of grant and expire six years from the date of grant. In addition, all non-employee directors re-elected to the Company’s Board of Directors at any annual meeting of the stockholders will automatically be granted additional options to purchase 1,000 shares of common stock on that date which in accordance with our By-Laws is the third Wednesday of June each year, unless a different date is designated by the Board. Grants made pursuant to the Directors’ Plan during fiscal 2012 are as follows: Mr. McAteer-5,000 option shares and Mr. Kreft-1,000 option shares. This Plan expires in December 2012 and will not be renewed.

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PROPOSAL 2

APPROVAL OF THE LAKELAND INDUSTRIES, INC. 2012 STOCK INCENTIVE PLAN

Overview

The Board of Directors recommends that our stockholders approve the Lakeland 2012 Stock Incentive Plan (the “Incentive Plan”), which it adopted on April 24, 2012. The general purpose of the Incentive Plan is to attract, motivate and retain selected employees and directors for our Company, to provide them with incentives and rewards for superior performance and to better align their interests with the interests of our stockholders.

If the Incentive Plan is approved by our stockholders, no new grant of any award will be made pursuant to any of the following plans as of the date of such approval: (i) the Lakeland Industries, Inc. 2006 Incentive Plan and (ii) the Lakeland Industries, Inc. 2009 Equity Plan.

The summary below of the principal features of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached hereto as Exhibit A.

Summary of the Plan

General. The Incentive Plan authorizes us to provide equity-based compensation in the form of (i) Restricted Stock and Restricted Stock Unit Awards (“RSUs”), (ii) Performance Shares and Performance Units and (iii) Other Share-Based Awards (collectively called “Awards”).

Number of Shares Authorized. The number of shares of our common stock available for award under the Incentive Plan is 310,000 shares. The maximum number of shares of our common stock subject to Awards that may be granted to any individual during any calendar year is 60,000 shares.

If any Award is forfeited, expires, lapses or otherwise terminates without the issuance of shares of our common stock subject to such Award, such shares will again be available for future grant. In addition, any shares under the Incentive Plan that are used to satisfy award obligations under the plan of another entity that is acquired by our Company will not count against the remaining number of shares available. Finally, if there is any change in our corporate capitalization, the Compensation Committee may cancel and make substitutions of Awards or may adjust the number of shares available for award under the Incentive Plan and the number and kind of shares covered by Awards then outstanding under the Incentive Plan.

Administration. The Compensation Committee (or any subcommittee thereof formed by the Compensation Committee) (the “Committee”) will administer the Incentive Plan; provided, however, with respect to non-employee directors, the Incentive Plan shall be administered by the full Board. Subject to the other provisions of the Incentive Plan, the Committee has the authority to:

•	construe and interpret the Incentive Plan;
•	establish and amend rules, regulations and guidelines relating to the Incentive Plan;
•	select the participants and determine the type of Awards to be made to participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of Awards;
•	determine whether performance goals to which an Award relates have been satisfied; and
•	make all other determinations it deems necessary or advisable for the administration of the Incentive Plan.

Eligibility. The Incentive Plan provides that Awards may be granted to employees and directors of our Company. As of April 30, 2012, the Company has 1,750 employees and seven directors.

Each Award granted under the Incentive Plan will be evidenced by a written award agreement between the participant and our Company, which will describe the Award and state the terms and conditions to which the Award is subject. The principal terms and conditions of each particular type of Award are described below.

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The Awards Authorized Under the Incentive Plan

Restricted Stock and Restricted Stock Unit Awards

An Award of Restricted Stock is a grant to the recipient of ownership of a specified number of shares of common stock which are subject to restrictions that lapse separately or in combination at such time or times as the Committee, in its discretion, determines. Each grant of Restricted Stock will specify the relevant restriction period which may be related to a vesting schedule based upon the passage of time, the attainment of performance goals or a combination thereof and will include a restriction on transfer to third parties during the restriction period. Unless otherwise provided in the award agreement, the participant shall become a stockholder of the Company, with voting, dividend and other stockholder rights, with respect to the restricted stock awarded as of the date of grant.

Restricted Stock Units represent the right of the grantee of the RSU to receive from the Company a payment upon or after vesting of the RSU equal to the per share value of the common stock as of the date of grant, vesting date or other date determined by the Committee at the date of grant of the RSU. Each RSU grant will specify the relevant restriction period which may be related to a vesting schedule based upon the passage of time, the attainment of performance goals or a combination thereof and will include a restriction on transfer to third parties during the restriction period. At the discretion of the Committee, RSUs may be settled by delivery of cash or shares, or a combination thereof, as determined by the Committee. RSUs may entitle the participant to receive credits for dividend equivalents, but not voting or other rights as a stockholder.

Performance Awards

Awards of Performance Shares and Performance Units may be made under the Incentive Plan. Performance Shares granted under the Incentive Plan will have an initial value equal to 100% of the fair market value of a share of common stock on the date of grant. Performance Units granted under the Incentive Plan will have an initial value that is established by the Committee on or before the date of grant, which value need not relate to the fair market value of a share of common stock. A grant of Performance Shares or Performance Units will vest and become payable to the participant upon the achievement of pre-established performance goals during a specified period of time which shall be not less than two years or more than five years (the “Performance Cycle”) as established by the Committee. Performance goals, the number of shares and/or units to which they pertain, the relevant Performance Cycle, and the time and manner of payment of the Award shall be specified in the award agreement. Payment of performance awards may be made in shares, cash or any combination thereof.

Other Share-Based Awards

Other Share-Based Awards may be granted by the Committee, either alone or in addition to other Awards granted under the Incentive Plan, in the form and on such terms and conditions as the Committee shall determine.

General Provisions

Vesting. Each grant of Performance Shares and Performance Units will specify the performance goals that must be achieved during the relevant Performance Cycle in order for payment to be made. Each grant of Restricted Stock or Restricted Stock Units shall specify the duration of the restriction period and any other conditions under which the Restricted Stock or Restricted Stock Unit would be forfeitable to our Company, including any applicable performance goals. Each grant may provide for the early exercise of rights or termination of a restriction or deferral period in the event of a Change in Control or similar transaction or event.

Performance Goals. The Committee may condition the grant and vesting of any Award on the achievement of certain pre-established performance goals. Performance goals may be established based on company-wide objectives or objectives that are related to the performance of the individual participants; with respect to one or more subsidiaries, business units, divisions, department or functions; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Performance goals may be based upon one or more of the following:

•	specified levels of or increases in the Company’s, a division’s or a subsidiary’s return on capital, equity or assets;
•	earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes (EBIT) and earnings before interest, taxes, depreciation and amortization (EBITDA);
•	net economic profit (which is operating earnings minus a charge to capital);
•	net income;
•	operating income;

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•	sales;
•	sales growth;
•	gross margin;
•	direct margin;
•	operating profit;
•	per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital);
•	inventory turns;
•	financial return ratios;
•	market share;
•	balance sheet measurements such as receivable turnover;
•	improvement in or attainment of expense levels;
•	improvement in or attainment of working capital levels;
•	debt reduction;
•	strategic innovation, including but not limited to entering into, substantially completing, or receiving payments under, relating to, or deriving from a joint development agreement, licensing agreement, or similar agreement;
•	customer or employee satisfaction;
•	individual objectives; and
•	any financial or other measurement deemed appropriate by the Committee as it relates to the results of operations or other measurable progress of the Company and its subsidiaries (or any business unit of the Company or any of its subsidiaries).

The Committee may modify performance goals in whole or in part, during the Performance Cycle or other restriction period, as applicable, as it deems appropriate and equitable, other than for Awards intended to qualify as “qualified performance-based compensation” subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which Awards generally may not be modified if such modification will cause the Award to no longer qualify under Section 162(m) of the Code.

Dividends/Ownership Rights. Unless otherwise provided by the Committee, an Award of Restricted Stock entitles the participant to dividend, voting and other ownership rights during the restriction period. Notwithstanding the foregoing, any dividends paid with respect to the Restricted Stock shall be subject to the same restrictions that apply to the underlying Award during the restriction period, unless otherwise provided by the Committee. A participant receiving a Restricted Stock Unit Award will not possess any rights of a stockholder with respect to such Award.

Transferability of Awards. In general, during a participant’s lifetime, his or her Awards shall be exercisable only by the participant and shall not be transferable other than by will or laws of descent and distribution. However, the Committee may provide for limited transfers of Awards to certain family members, trusts for the benefit of certain family members, or partnership in which such family are the only members.

Termination of Employment. Unless otherwise provided in an award agreement or as may be determined by the Committee: (a) upon a participant’s termination of employment before the end of a restriction period or Performance Cycle, as applicable, by reason of his or her death or permanent disability, the relevant restriction period or Performance Cycle for such participant for purposes of determining the amount of the Award of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units payable, shall end at the end of the calendar quarter immediately preceding the date on which said participant ceased to be employed. Provided that the relevant performance goals or other restrictions were satisfied during such restrictive period or Performance Cycle, as applicable, the participant shall be paid his or her proportionate share of any such Award; and (b) upon a participant’s termination of employment for any reason other than death or disability or a qualifying retirement (as defined below) with respect to any outstanding Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, the unvested portion of any such Awards shall be forfeited with no compensation due the participant.

Award Deferrals and Dividend Equivalents. An award agreement may provide for the deferral of the payment of any Award. The recipient of any Award may be entitled to receive, on a deferred basis, amounts of cash, stock or other property dividends on shares of common stock underlying the Award. Any dividends or dividend equivalents provided with respect to Performance Awards, Restricted Stock, RSUs or other Share-Based Awards that are subject to the attainment of performance goals will be subject to the same restrictions and risk of forfeiture as the underlying Awards.

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Qualifying Retirement and Disqualifying Activity

If a participant’s employment with the Company terminates for any reason other than death, permanent disability or the participant’s involuntary termination for cause, and if immediately prior to the date of such termination of employment (i) the participant is 55 years of age or older, and (ii) the sum of the participant’s age and completed years of employment as an employee of the Company (disregarding fractions in both cases) totals 70 years or more (a “qualifying retirement”), the following provisions will apply: (a) with respect to any time-based Award of Restricted Stock or Restricted Stock Units which has not vested, effective as of the participant’s retirement date: (1) the Award will remain in effect with respect to fifty percent (50%) of the shares or units covered thereby, and such Award will vest on the participant’s retirement date and such shares or units will be free of restrictions as of the vesting date; and (2) the Award will be terminated with respect to the remaining fifty percent (50%) of the shares or units covered thereby; (b) with respect to any performance-based Award of Restricted Stock, RSUs, Performance Shares or Performance Units which has not vested, effective as of the participant’s retirement date: (1) the Award will remain in effect with respect to fifty percent (50%) of the shares or units covered thereby and will vest upon the achievement of the related performance goals (unless an Award expires according to its terms prior to the satisfaction of the performance goals, in which event the Award will terminate and applicable shares of Restricted Stock, RSUs, Performance Shares or Performance Units will be forfeited); and (2) the Award will terminate as to the remaining fifty percent (50%) of the shares or units covered thereby. However, if the participant is the Chief Executive Officer of the Company or a member of his or her direct reporting group, and such person has given the Company written notice at least one (1) full year prior to his or her qualifying retirement, no unvested performance-based Award of Restricted Stock, RSUs, Performance Shares or Performance Units will terminate upon such retirement, and one hundred percent (100%) of the shares or units covered by such Award will remain in effect and will vest upon the achievement of the related performance goals (unless an Award expires according to its terms prior to the satisfaction of the performance goals, in which event the Award will terminate and applicable shares of Restricted Stock, RSUs, Performance Shares or Performance Units will be forfeited).

Notwithstanding the foregoing, if the Committee determines that the participant is engaged or has engaged in any disqualifying activity (as defined below), then (1) to the extent that any Award held by such participant has vested as of the date such participant engaged in such disqualifying activity (the “disqualification date”), the participant will have the right to receive all shares or units which are vested as of such date, and (2) to the extent that any Award held by such participant has not vested as of the disqualification date, the Award will terminate, and all related shares or units will be forfeited, as of such date. Any determination by the Committee, which may act upon the recommendation of the Chief Executive Officer or other senior officer of the Company, that the participant is or has engaged in any disqualifying activity, and as to the disqualification date, will be final and conclusive.

The term “disqualifying activity” is defined in the Incentive Plan to include, among other activities: (i) directly or indirectly being an owner, officer, employee, advisor or consultant to a company that competes with the Company or its subsidiaries or affiliates to an extent deemed material by the Committee, or (ii) disclosure to third parties or misuse of any confidential information or trade secrets of the Company, its subsidiaries or affiliates, or (iii) any material violation of the Company’s Code of Business Conduct and Ethics or any other agreement between the Company and the participant, or (iv) failing in any material respect to perform his or her assigned responsibilities as an employee of the Company, as determined by the Committee, in its sole judgment, after consulting with the Chief Executive Officer of the Company. The ownership of less than 2% of the outstanding voting securities of a publicly traded corporation which competes with the Company or any of its subsidiaries or affiliates will not constitute a disqualifying activity.

Change in Control

Unless otherwise provided in a participant’s employment agreement with the Company, and notwithstanding any provision in the Incentive Plan to the contrary, upon the occurrence of a Change in Control of the Company, the Board, in its sole discretion, may take one or more of the following actions with respect to any Awards that are outstanding immediately prior to such Change in Control: (a) accelerate the vesting of all outstanding Awards such that all outstanding Awards are fully vested (effective immediately prior to such Change in Control); (b) require the successor corporation (or its parent), following a Change in Control, to assume outstanding Awards and/or to substitute such Awards with awards involving the common stock of such successor corporation (or its parent) on terms and conditions necessary to preserve the rights of participants with respect to such Awards; or (c) take such other actions as the Board deems appropriate to preserve the rights of participants with respect to their Awards.

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A “Change in Control” is defined in the Incentive Plan as occurrence of any of the following events: (a) the acquisition in one or more transactions by any “person” (as such term is used for purposes of Section 13(d) or Section 14(d) of the Exchange Act) but excluding, for this purpose, (i) the Company or its subsidiaries, and (ii) any employee benefit plan of the Company or its subsidiaries, of “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”); (b) the consummation of a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in the same proportions as owed immediately prior to the merger or consolidation; (c) individuals who, as of the effective date of the Incentive Plan constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such effective date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (as such term is used for purposes of Section 13(d) or Section 14(d) of the Exchange Act) other than the Board; or (d) the acquisition by any “person” (as such term is used for purposes of Section 13(d) or Section 14(d) of the Exchange Act) in a single transaction or in a series of related transactions occurring during any period of 12 consecutive months, of assets from the Company that have a total gross fair market value equal to or more than 51% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

Effective Date, Amendments, and Termination of the Incentive Plan. The Incentive Plan will be effective as of the date of approval by our stockholders. The Board of Directors has the authority to amend, alter, suspend or terminate the Incentive Plan at any time; provided, however, that stockholder approval is required for any such action that (i) increases the number of shares subject to the Incentive Plan, (ii) decreases the price at which Awards may be granted, or (iii) as otherwise required by applicable federal, state or foreign law or regulation or the rules of any applicable stock exchange. Further, no amendment, alteration, suspension, discontinuation, or termination of the Incentive Plan may materially and adversely affect the rights of any participant under any outstanding Award without the consent of the affected participant, unless modification is necessary to ensure a deduction under Section 162(m) of the Code or avoid the additional tax described in Section 409A of the Code. The Incentive Plan terminates automatically on June 20, 2015, the third anniversary of its adoption by the stockholders. Any shares which remain available for grant under the Incentive Plan as of June 20, 2015, shall expire as of such date. Any shares subject to an Award which have not vested as of June 20, 2015, shall remain in effect until they expire pursuant to the terms of such Award.

Certain Federal Income Tax Considerations

The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the Incentive Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other tax considerations that may be relevant to a participant.

PARTICIPANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE INCENTIVE PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE OR LOCAL INCOME TAX OR OTHER TAX CONSIDERATIONS.

Restricted Stock

Restricted Stock received pursuant to awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives such Restricted Stock does not make the election described below, the participant realizes no taxable income upon the receipt of Restricted Stock and our Company is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the Restricted Stock lapse the participant will realize ordinary income equal to the fair market value of the shares at that time, and, subject to Section 162(m) of the Code, our Company will be entitled to a corresponding deduction. A participant’s tax basis in Restricted Stock will be equal to their fair market value when the forfeiture restrictions lapse, and the participant’s holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the participant will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

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Participants receiving Restricted Stock may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to realize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account), and our Company will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the participant will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The participant’s tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant’s holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to our Company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with his or her employer, each within 30 days after shares of restricted stock are received, and the participant must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are received.

Generally, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation income (not dividend income) received by the participant. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made will be treated as dividend income, assuming our Company has adequate current or accumulated earnings and profits.

Performance Shares and Performance Units

A participant realizes no taxable income and our Company is not entitled to a deduction when Performance Shares or Performance Units are awarded. When the Performance Shares or Performance Units vest and become payable upon the achievement of the performance goals, the participant will realize ordinary income equal to the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code, our Company will be entitled to a corresponding deduction. A participant’s tax basis in shares of common stock received upon payment will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Other Share-Based Awards

The tax consequences of receiving Other Share-Based Awards will generally be governed by the principles set forth in Sections 61, 83 and 451 of the Code. These tax consequences may vary depending upon the terms and conditions of such awards, but should generally be analogous to the tax consequences for Restricted Stock and Performance Awards, as described above, as the case may be. Accordingly, in most cases, an Other Share-Based Award, if payable in the form of shares of common stock, will be subject to ordinary income taxation when the forfeiture restrictions, if any, in respect of any such award lapse and the shares are transferred to the participant, whichever occurs later and, if an Other Share-Based Award is payable in cash, such award will be taxable upon the actual or constructive receipt of any such cash payment. Subject to Section 162(m) of the Code, our Company will be entitled to a corresponding tax deduction. A participant’s tax basis in any shares received will generally be equal to the fair market value of such shares when the forfeiture restrictions lapse or the shares are transferred, whichever occurs later. The participant’s holding period for the shares will generally begin when the forfeiture restrictions lapse or when the shares are transferred, whichever occurs later. Upon sale of the shares, the participant will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

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Section 162(m) Limitations

Special rules limit the deductibility of compensation paid to our chief executive officer and certain other senior executives. Under Code Section 162(m), the annual compensation paid to any of these executives generally will be deductible only to the extent that it does not exceed $1,000,000. However, the Company may preserve the deductibility of certain compensation in excess of $1,000,000 if the compensation qualifies as “qualified performance-based compensation” under Code Section 162(m). Awards granted under pre-established objective performance goals may qualify as performance-based compensation if certain requirements are met, including stockholder approval of the material terms of such performance goals. The Incentive Plan permits the Company to grant awards that qualify as performance-based compensation for purposes of satisfying the conditions of Code Section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with any such Awards.

Withholding

Our Company is entitled to deduct from the payment of any Award all applicable income and employment taxes required by federal, state, local or foreign law to be withheld, or may require the participant to pay such withholding taxes to our Company as a condition of receiving payment of the Award. The Committee may allow a participant to satisfy his or her withholding obligations by directing our Company to retain the number of shares necessary to satisfy the withholding obligation, or by delivering shares held by the participant to our Company in an amount necessary to satisfy the withholding obligation.

New Plan Benefits

Because benefits under the Incentive Plan are discretionary and will depend on the actions of the Committee and the value of our Company’s common stock, it is not possible to determine the benefits that will be received if stockholders approve the Incentive Plan.

Vote Required and the Recommendation of the Board

Approval of the Lakeland Industries, Inc. 2012 Stock Incentive Plan requires the favorable vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting once a quorum is present. Abstentions will be counted and will have the same effect as a vote against the proposal. Broker non-votes will be disregarded and will have no effect on the outcome of the vote.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE LAKELAND INDUSTRIES, INC. 2012 STOCK INCENTIVE PLAN

proposal 3

RATIFICATION OF SELECTION OF WARREN AVERETT LLC (WA)

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 The Audit Committee of our Board has selected WA as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending January 31, 2013, and has directed that management submit the selection of WA as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

WA has audited our financial statements since April 28, 2009. A representative of WA is expected to be present or available by phone at the Annual Meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.

 Stockholder ratification of the selection of WA as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Audit Committee is submitting the selection of WA to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of different independent registered public accountants at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

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AUDIT AND RELATED FEES

The following table shows the fees billed by WA during the last two fiscal years:

	WA 2012	WA 2011
Audit Fees	$209,229	$138,111
Audit-Related Fees	—	—
Tax Fees:
Tax Preparation Fees including audits, quarterly estimates and resolution of various notices from taxing authorities work	75,710	115,491
Tax planning	—	75,128
All Other Fees	—	1,095
Total	$284,939	$329,825

Audit Fees

We were billed by WA the fees indicated above for fees for professional services rendered for audit of our annual financial statements in compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and review of our financial statements included in our Forms 10-Q and other filings with the SEC.

Tax Fees

We were billed by WA the fees indicated above for tax preparation and tax planning fees.

Audit-Related Fees

There were no audit-related fees for assurance and related services that are reasonably related to the performance of the audit or review of the financial statement not reported under “Audit Fees” for fiscal year 2012 and fiscal year 2011.

All Other Fees

We were not billed by WA for any other services in fiscal year 2012. We were billed in 2011 the fees indicated above for travel related expenses.

Our Audit Committee has determined that the rendering of services by WA are compatible with maintaining their independence as our independent registered public accounting firm.

Financial Information Systems Design and Implementation Fees

During the year ended January 31, 2012, WA rendered no professional services to us in connection with the design and implementation of financial information systems.

Audit Committee Pre-Approval Policy

In accordance with applicable laws and regulations, the Audit Committee reviews and pre-approves any non-audit services to be performed by our independent registered public accounting firm to ensure that the work does not compromise their independence in performing their audit services. The Audit Committee generally also reviews and pre-approves all audit, audit related, tax and all other fees, as applicable. In some cases, pre-approval is provided by the full committee for up to a year, and relates to a particular category or group of services and is subject to a specific budget and SEC rules. In other cases, the chairman of the Audit Committee has the delegated authority from the committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee at its next meeting.

Vote Required

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote will be required to ratify the selection of WA as our independent registered public accounting firm once a quorum is present. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote against this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR” THE RATIFICATION OF THE SELECTION OF WARREN AVERETT LLC

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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audit committee report

The following is the report of the Audit Committee of the Board of Directors of Lakeland Industries, Inc., describing the Audit Committee’s responsibilities and practices, specifically with respect to matters involving Lakeland’s accounting, auditing, financial reporting and internal control functions. Among other things, the Audit Committee reviews and discusses with management and with Lakeland’s independent registered public accounting firm the results of Lakeland’s year-end audit, including the audit report and audited financial statements. The members of the Audit Committee of the Board are presenting this report for the fiscal year ended January 31, 2012.

The Audit Committee acts pursuant to a written charter that was originally adopted by the Board in 2001. The Nominating and Governance Committee and the Board consider membership of the Audit Committee annually. The Audit Committee reviews and assesses the adequacy of its charter annually. The Audit Committee held five meetings during the fiscal year ended January 31, 2012.

All members of the Audit Committee are independent directors, qualified to serve on the Audit Committee pursuant to the applicable Nasdaq Marketplace Rules. In accordance with its charter, the Audit Committee oversees accounting, financial reporting, internal control over financial reporting, financial practices and audit activities of Lakeland and its subsidiaries. The Audit Committee provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee relies, without independent verification, on the information provided by Lakeland and on the representations made by management that the financial statements have been prepared with integrity and objectivity, on the representations of management, and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States, or GAAP.

In connection with its review of Lakeland’s audited financial statements for the fiscal year ended January 31, 2012, the Audit Committee reviewed and discussed the audited financial statements with management and discussed with WA, Lakeland’s independent registered public accounting firm, the matters required to be discussed by SAS 114 (Codification of Statements on Auditing Standards, AU §380). The Audit Committee received the written disclosures and the letter from WA required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with WA its independence from Lakeland. The Audit Committee has also considered whether the provision of certain permitted non-audit services by WA is compatible with their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Lakeland’s Annual Report on Form 10-K for its fiscal year ended January 31, 2012 for filing with the SEC.

During fiscal 2012, the Audit Committee met with management and Lakeland’s independent registered public accountants and received the results of the audit examination, evaluations of Lakeland’s internal controls and the overall quality of Lakeland’s financial organization and financial reporting. The Audit Committee also meets at least once each quarter with Lakeland’s independent registered public accountants and management to review Lakeland’s interim financial results before the publication of Lakeland’s quarterly earnings press releases. The Audit Committee believes that a candid, substantive and focused dialogue with the independent registered public accountants is fundamental to the committee’s responsibilities. To support this belief, the Audit Committee meets separately with the independent registered public accountants without the members of management present on at least an annual basis.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by Lakeland regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by Lakeland employees, received through established procedures, of concerns regarding questionable accounting or auditing matters. We have established a confidential email and hotline for employees to report violations of Lakeland’s Code of Ethics or other company policies and to report any ethical concerns.

The information contained in this report shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that Lakeland specifically incorporates it by reference into such filing.

The Audit Committee:
A. John Kreft (Chairman), John J. Collins and Eric O. Hallman

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corporate governance

Director Independence

Our Board is currently composed of seven directors. As required under the Marketplace Rules of the Nasdaq Stock Market LLC (“Nasdaq”), a majority of the members of a Nasdaq listed company’s board of directors must qualify as “independent,” as affirmatively determined by our Board. Our Board consults with our counsel, as necessary, to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq Marketplace Rules, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships with each director, or any of his or her family members, our executive management has affirmatively determined that, other than Christopher J. Ryan, our CEO, President and Secretary, and Stephen M. Bachelder, our National Sales Manager, each member of our Board is an independent director for purposes of the Nasdaq Marketplace Rules. In making this determination, the Board found that none of these directors or nominees for director has a direct or indirect material or other disqualifying relationship with us, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board holds executive sessions of its independent directors when it deems necessary but at least once per year.

Board and Committee Meetings and Attendance

The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each of these committees operates under a written charter adopted by the Board. Copies of these charters are available on our website at www.lakeland.com under the headings Financial Information – Corporate Governance and Board Matters. Board committee charters are also available in print to stockholders upon request, addressed to the Corporate Secretary, at 701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779.

During the fiscal year ended January 31, 2012, there were:

•	eight meetings of the Board of Directors;
•	five meetings of the Audit Committee;
•	one meeting of the Compensation Committee; and
•	two meetings of the Nominating and Governance Committee.

Each director attended at least 75% of the aggregate of the meetings of the Board and of the respective committees on which he served held during the period for which he was a director or committee member, respectively, during fiscal year ended January 31, 2012.

Audit Committee

During fiscal 2012, our Audit Committee consisted of A. John Kreft (Chairman), Eric O. Hallman and John J. Collins. The Board annually reviews the definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined under applicable Nasdaq Marketplace Rules). Our Board has determined that Mr. Kreft is an “audit committee financial expert,” as such term is defined in applicable rules and regulations based on, among other things, his MBA in finance from the Wharton School of Business, four and a half years’ experience with two “Big 4” accounting firms, eighteen years of investment banking, underwriting and advisory services experience with several brokerage firms such as Credit Suisse and Alex Brown and three years as Chief Executive Officer of a NASD broker dealer. Mr. Kreft has held five levels of security licenses at various times including General Securities Principal.

The formal report of our Audit Committee is included in this proxy statement. The Audit Committee’s responsibilities include, among other things:

•	the oversight of the quality of our consolidated financial statements and our compliance with legal and regulatory requirements;
•	the selection, evaluation and oversight of our independent registered public accountants, including conducting a review of their independence, determining their fees, overseeing their audit work, and reviewing and pre-approving any non-audit services that may be performed by them;

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•	the oversight of annual audit and quarterly reviews, including review of our consolidated financial statements, our critical accounting policies and any material related-party transactions and the application of accounting principles; and
•	the oversight of financial reporting process and internal controls, including a review of the adequacy of our accounting and internal controls and procedures.

Compensation Committee

During fiscal 2012, our Compensation Committee consisted of Thomas McAteer (Chairman), Duane Albro and John Collins, each of whom is an independent director (as independence is currently defined under applicable Nasdaq Marketplace Rules). Our Compensation Committee’s role includes setting and administering the policies governing the compensation of executive officers, including cash compensation and equity incentive programs, and reviewing and establishing the compensation of the Chief Executive Officer and other executive officers. Our Compensation Committee’s principal responsibilities, which have been authorized by the Board, are:

•	approving the compensation for the Chief Executive Officer and other executive officers (after considering the recommendation of our Chief Executive Officer with respect to the form and amount of compensation for executive officers other than the Chief Executive Officer);
•	approving the amount of and vesting of equity awards; and
•	advising the Board on our compensation and benefits matters, including making recommendations and decisions where authority has been granted regarding our equity incentive plan, bonuses and incentive compensation plans.

Our Compensation Committee does not delegate any of its responsibilities to other committees or persons. Participation by executive officers in the recommendation or determination of compensation for executive officers or directors is limited to (i) recommendations by our Chief Executive Officer to our Compensation Committee regarding the compensation of executive officers other than with respect to himself and (ii) our Chief Executive Officer’s participation in Board determinations of compensation for the non-employee directors.

Nominating and Governance Committee

During fiscal 2012, our Nominating and Governance Committee consisted of Duane Albro (Chairman), A. John Kreft, and Thomas McAteer, each of whom is an independent director (as independence is currently defined in the applicable Nasdaq Marketplace Rules). The purpose of the Nominating and Governance Committee is to identify, screen and recommend to the Board qualified candidates to serve as directors, to develop and recommend to the Board a set of corporate governance principles applicable to Lakeland, and to oversee corporate governance and other organizational matters. The Nominating and Governance Committee’s responsibilities include, among other things:

•	reviewing qualified candidates to serve as directors;
•	aiding in attracting qualified candidates to serve on the Board;
•	considering, reviewing and investigating (including with respect to potential conflicts of interest of prospective candidates) and either accepting or rejecting candidates suggested by our stockholders, directors, officers, employees and others;
•	recommending to the full Board nominees for new or vacant positions on the Board and providing profiles of the qualifications of the candidates;
•	monitoring our overall corporate governance and corporate compliance program;
•	reviewing and adopting policies governing the qualification and composition of the Board;
•	recommending remuneration for non-employee Board members;
•	reviewing and making recommendations to the Board regarding Board structure, including establishing criteria for committee membership, recommending processes for new Board member orientation, and reviewing and monitoring the performance of incumbent directors;
•	recommending to the Board action with respect to implementing resignation, retention and retirement policies of the Board;
•	reviewing the role and effectiveness of the Board, the respective Board committees and the directors in our corporate governance process; and
•	reviewing and making recommendations to the Board regarding the nature and duties of Board committees, including evaluating the committee charters, recommending appointments to committees, and recommending the appropriate chairperson for the Board.

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Director Nomination Procedures

 The Nominating and Governance Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	the name of the stockholder and evidence of the person’s ownership of our stock, including the number of shares owned and the length of time of ownership;
•	the name of the candidate, the candidate’s written detailed resume and a listing of his or her qualifications to be a director of the company; and
•	the written consent of the proposed candidate to be named as a nominee and to serve as a director if elected.

The stockholder recommendation and information described above must be sent to the Corporate Secretary at 701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779 and must be delivered to, or mailed and received by the Corporate Secretary not earlier than the one hundred fiftieth (150th) calendar day, and not later than the close of business on the one hundred twentieth (120th) calendar day, prior to the first anniversary of the immediately preceding year’s Annual Meeting of Stockholders.

The Nominating and Governance Committee believes that the minimum qualifications for serving as a director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of Lakeland and have an impeccable record and reputation for honesty and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee examines a candidate’s specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, potential conflicts of interest, interpersonal skills and compatibility with the Board, and independence from management and the company. The Nominating and Governance Committee also seeks to have the Board represent a diversity of backgrounds and experience. The Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.  The Nominating and Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Nominating and Governance Committee identifies potential nominees through independent research and through consultation with current directors and executive officers and other professional colleagues. The Nominating and Governance Committee looks for persons meeting the criteria above, and takes note of individuals who have had a change in circumstances that might make them available to serve on the Board, for example, retirement as a Chief Executive Officer or Chief Financial Officer of a company. The Nominating and Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Nominating and Governance Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Governance Committee determines that the candidate warrants further consideration by the committee, the Chairman or another member of the committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating and Governance Committee requests a resume and other information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the committee might be considering. The Nominating and Governance Committee may also conduct one or more interviews with the candidate, either in person, telephonically or both. In certain instances, Nominating and Governance Committee members may conduct a background check, may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating and Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Interested Party Communications

The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent c/o Corporate Secretary, 701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779.

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All communications received as set forth in the preceding paragraph will be opened by the office of our Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Director Attendance at Annual Stockholder Meetings

We expect that each of our directors attend our Annual Stockholder Meetings, as provided in our Corporate Governance Guidelines. All of our directors were in attendance at the June 15, 2011 Annual Meeting of Stockholders.

Corporate Governance Guidelines and Practices

 We are committed to good corporate governance practices and as such we have adopted formal Corporate Governance Guidelines. A copy of the Corporate Governance Guidelines may be found on our website at www.lakeland.com under the headings Financial Information – Corporate Governance and Board Matters. Below are some highlights of our corporate governance guidelines and practices:

o	Board Independence. We believe that the Board should be comprised of a substantial majority of independent directors and that no more than two management executives may serve on the Board at the same time. Currently, the Board has seven directors, five of whom are independent directors under the applicable Nasdaq Marketplace Rules and two who are active members of management.
o	Board Committees. All of our Board committees consist entirely of independent directors as defined under the applicable Nasdaq Marketplace Rules.
o	Chairman, CEO and Position Separation; Leadership Structure. The Board separated the positions of Chairman of the Board and Chief Executive Officer in 2003, and elected Christopher J. Ryan as President and Chief Executive Officer. Raymond Smith retired as Chairman of the Board on February 25, 2011 and was succeeded by Stephen M. Bachelder. Separating these positions allows for the chief executive officer to focus on day-to-day business operations of the Company, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to management. The Board recognizes the time, effort, and energy that our Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as Chairman, particularly as the Board’s oversight responsibilities continue to grow. While the company bylaws and corporate governance guidelines do not require that the Chairman and Chief Executive Officer positions be separate, the Board believes that having separate positions is the appropriate leadership structure for the Company at this time and demonstrates its commitment to good corporate governance.
o	Executive Session of Independent Directors. The Board’s current practice is to hold an executive session of its independent directors at least once a year. In fiscal 2012, the independent members of our Board met in executive session three times.
o	Lead Independent Director –Duane Albro has been selected as the lead independent director. We believe that a lead independent director helps to ensure independent oversight over the Company. The lead independent director’s duties and responsibilities include presiding at meetings of the Board in which the Chairman is not present, including executive sessions of the independent directors; serving as liaison between the Chairman and the independent directors; overseeing the flow of information to the Board, and coordinating with the independent directors to ensure that they have access to information they request from time to time; and together with the Chairman, establishing the agenda for meetings of the Board.
o	Independent Advisors. The Board and each committee have the power to hire independent legal, financial or other advisors at any time as they deem necessary and appropriate to fulfill their Board and committee responsibilities.
o	Directors Are Subject to our Code of Conduct. Board members must act at all times in accordance with the requirements of our Code of Conduct. This obligation includes adherence to our policies with respect to conflicts of interest, ethical conduct in business dealings and respect for and compliance with applicable law. Any requested waiver of the requirements of the Code of Conduct with respect to any individual director or executive officer must be reported to, and subject to, the approval of the Board, or the Audit Committee.

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o	Board Engagement. The Board has regularly scheduled presentations from our finance, products, sales and marketing departments. The Board’s annual agenda also includes, among other items, the long-term strategic plan for us as well as management succession planning.
o	No Corporate Loans. Our stock plans and practices prohibit us from making corporate loans to employees for the exercise of stock options or for any other purpose.

Risk Oversight

Management is responsible for the day-to-day management of risks for Lakeland, while our Board of Directors, as a whole and through its committees, is responsible for the oversight of risk management. The Board sets our overall risk management strategy and our risk appetite and ensures the implementation of our risk management framework. Specific committees of the Board are responsible for overseeing specific types of risk. Our Audit Committee periodically discusses risks as they relate to the Company’s financial statements, the evaluation of the effectiveness of internal control over financial reporting, compliance with legal and regulatory requirements including Sarbanes-Oxley Act, and related party transactions, among other responsibilities set forth in the Audit Committee’s charter. Our Audit Committee also periodically may review our tax exposures and our internal processes to ensure compliance with applicable laws and regulations. The Board of Directors monitors risks as they may be related to financing matters such as acquisitions and dispositions, our capital structure, credit facilities, equity issuances, and liquidity. Our Compensation Committee establishes our compensation policies and programs in such a manner that our executive officers are not incentivized to take on an inappropriate level of risk. Our Nominating and Governance Committee reviews any employee reports regarding suspected violations of our Code of Conduct. Each of our board committees delivers periodic reports to the Board, in order to keep the Board of Directors informed about what transpires at committee meetings. In addition, if a particular risk is material or where otherwise appropriate, the full Board may assume oversight over such risk, even if the risk was initially overseen by a committee.

Code of Ethics

The Board adopted our amended Code of Ethics on February 6, 2012 that applies to all officers, directors and employees. The Code of Ethics sets forth information and procedures for employees to report ethical or accounting concerns, misconduct or violations of the Code in a confidential manner. The Code of Ethics is available on our website at www.lakeland.com under the headings Financial Information – Corporate Governance and Board Matters. Amendments to, and waivers from, the Code of Ethics will be disclosed at the same website address provided above and in such filings as may be required pursuant to applicable law or listing standards. We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding certain amendments to, or waivers from a provision of this code of ethics by posting such information on our website at www.lakeland.com under the headings Financial Information – Corporate Governance and Board Matters.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during fiscal 2012 were Messrs. Albro (Chairman), Collins and McAteer. None of these members is an officer or employee of Lakeland, and none of our executive officers serves as a member of a Compensation Committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

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executive officers

Our Executive Officers are appointed by our Board and serve at its discretion. Set forth below is information regarding our current Executive Officers:

Name	Position	Age
Christopher J. Ryan	Chief Executive Officer, President and Secretary	60
Gary Pokrassa	Chief Financial Officer	64
Stephen M. Bachelder	National Sales Manager	61
Paul Smith	Vice President, Sales	44
Gregory Pontes	Vice President, Manufacturing	50
Charles Roberson	Vice President, International Sales	50

Biographical information regarding our Executive Officers can be found in our Annual Report on Form 10-K for the fiscal year ended January 31, 2012 and for Mr. Ryan and Mr. Bachelder under Proposal 1 above.

executive officer compensation

We currently qualify as a “smaller reporting company” as such term is defined in Rule 405 of the Securities Act of 1933, as amended, and Item 10(f) of Regulation S-K. Accordingly, and in accordance with relevant Securities and Exchange Commission rules and guidance, we have elected, with respect to the disclosures required by Item 402 (Executive Compensation) of Regulation S-K, to comply, in some cases, with the requirements applicable to larger companies and, in other cases, with the disclosure requirements applicable to smaller reporting companies. The following Executive Compensation Overview is not comparable to the “Compensation Discussion and Analysis” that is required of SEC reporting companies that are not smaller reporting companies.

executive compensation overview

Compensation Committee. The Compensation Committee of our Board of Directors (the “Committee”) assists the Board in discharging its responsibilities relating to compensation of the Company’s executive officers and supervision of the Company’s stock plans and 401(k) Plans. The Committee reports to the Board of Directors and is responsible for:

▪	Developing guidelines for, and reviewing the compensation and performance of, the Company’s executive officers;
▪	Evaluating the executive officers’ performance in light of these goals and objectives;
▪	Making recommendations to the Board of Directors regarding the management contracts of executive officers when they are proposed or renewed; and
▪	Approving the compensation of the Chief Executive Officer.

Compensation Philosophy and Objectives. The Company seeks to pay its executive officers total compensation that is competitive with other companies of comparable size and complexity. Generally, the types of compensation and benefits provided to the Chief Executive Officer and other executive officers are comparable to those provided to other executive officers of small cap, publicly-traded and similarly sized companies in the industry in which the Company operates.

The compensation policies of the Company are designed to:

▪	Increase stockholder value;
▪	Increase the overall performance of the Company;
▪	Attract, motivate and retain experienced and qualified executives; and
▪	Incentivize the executive officers to achieve the highest level of Company financial performance.

While the Company seeks to maintain competitive compensation arrangements for its executives, it also strongly believes that the competitiveness of the compensation packages should be based on the total compensation achievable by the executive officers and that a portion of that compensation should be linked to the performance of the Company. Accordingly, the executive compensation packages provided to the Chief Executive Officer and the other executive officers are structured to include, among other things and in addition to base salary and benefits, equity incentives. A reasonable portion of the compensation packages for executive officers is in the form of restricted stock grants, which are intended to provide incentives to executive officers to achieve long-term growth in the price of the Company’s common stock and additional annual cash bonus opportunities, which are intended to reward executive officers for meeting annual financial performance goals. Overall compensation levels are set such that, for executive officers to achieve a competitive compensation level, there must be both growth in the market price of the Company’s common stock and growth in the Company’s earnings and revenues at rates that equal or exceed the recent growth rate of the Company’s earnings and revenues. The determination that such goals have been met and merit pay-outs pursuant to the incentive portion of the overall compensation rests with the Committee.

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The Committee believes that executive officer compensation should seek to align the interests of executives with those of the Company’s stockholders, by seeking to reward long-term growth (not short-term) in the value of the Company’s common stock and to reward the achievement of annual financial goals by the Company. The incentive components of compensation restricted stock grants and annual cash bonuses for executive officers are linked to corporate financial performance as well as individual goals. This is intended to keep the executive team focused on the core goal of overall long-term corporate performance.

When setting or recommending compensation levels, the Committee considers the overall performance of the Company, the individual performance of each of the executive officers, and their individual contributions to and ability to influence the Company’s performance, and also seeks to encourage teamwork amongst the executives. The Committee believes that the level of total compensation, including base salary, bonus, restricted stock grants and benefits of executives should generally be maintained to compete with other public and private companies of comparable size and complexity. The Committee bases its determinations on a variety of factors, including the personal knowledge of market conditions that each member of the Committee has gained in his own experience managing businesses, salary surveys available to the Company, the knowledge of the Chief Executive Officer and other executives as to local market conditions, and information learned regarding the compensation levels at other small cap companies in the industrial apparel industry and other similarly sized businesses. The Committee periodically evaluates the types and levels of compensation paid by the Company to ensure that it is able to attract and retain qualified executive officers and that their compensation remains comparable to compensation paid to similarly situated executives in comparable companies.

The following describes in more specific terms the elements of compensation that implement the compensation philosophy and objectives described above, with specific reference to compensation earned by the named executive officers for the fiscal year ended January 31, 2012. “Named executive officers” refers to those executive officers named on the Summary Compensation Table that immediately follows this discussion.

Base Salaries. The base salary of each of our named executive officers is fixed pursuant to the terms of their respective employment agreements with us at the time a person initially becomes an executive officer by evaluating the responsibilities of the position, the experience and knowledge of the individual and the competitive marketplace at that time for executive talent, including a comparison to base salaries for comparable positions (considered in the context of the total compensation paid by such companies). Salaries are reviewed from time to time thereafter, generally in connection with the expiration of employment agreements or when other considerations warrant such review in the discretion of the Committee and Board of Directors, considering the foregoing factors as well as the executive’s performance and the other factors considered in setting total compensation described above.

When salary adjustments are considered, they are made in the context of the total compensation for executive officers, consistent with the core principles discussed above. In each case, the participants involved in recommending and approving salary adjustments consider the performance of each executive officer, including consideration of new responsibilities and the previous year’s corporate performance. Individual performance evaluations take into account such factors as achievement of specific goals that are driven by the Company’s strategic plan and attainment of specific individual objectives. The factors impacting base salary levels are not assigned specific weights but are considered as a totality, against the backdrop of the Company’s overall compensation philosophy, and salary adjustments are determined in the discretion of the Committee and the board of directors. The base salaries paid in fiscal 2012 were set in prior years, except for a voluntary 8% reduction in officer base salary as of July 2011 which continues in effect as of the date hereof.

Bonuses. The Company has historically made its annual bonuses eligible for executive officers based on corporate performance, as measured by reference to factors which the Committee believes reflect objective performance criteria over which management generally has the ability to exert some degree of control. For each of our named executive officers, all cash bonuses are at the discretion of the Committee, when formulas are set.

Restricted Stock Grants. A third component of executive officers’ compensation is grants of restricted shares of common stock issued pursuant to our 2009 Equity Plan approved by the Company’s stockholders in June 2009. The Committee or the full Board of Directors grants restricted stock to the Company’s executives in order to align their interests with the interests of the stockholders. Restricted stock grants are considered by the Company to be an effective long-term incentive because the executives’ gains are linked to increases in stock value, which in turn provides stockholder gains. Restricted stock was granted to executive officers in accordance with the terms of the 2009 Equity Plan. The restricted stock granted to executive officers “cliff” vest at the end of three years, which the Company believes makes the grants a more effective retention incentive.

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Restricted stock grants made to the executive officers pursuant to the 2009 Equity Plan, reflect the significant individual contributions the Committee expects the executive officers will make to the Company’s operations and implementation of the Company’s development and growth programs, and the amounts of such grants were determined based on the same considerations discussed above in the context of setting salaries and annual bonuses. The number of shares of restricted stock granted is not tied to a formula or comparable company target ranges, but rather determined at the end of the three-year performance period in the discretion of the Committee and the Board of Directors consistent with the compensation philosophy described above. At the end of the three-year performance period, the determined number of shares (baseline, maximum or zero) will then vest.

Setting Executive Compensation. Base salaries and other compensation for the Chief Executive Officer and other executive officers are set by the Committee and reflect a number of elements including recommendations by our Chief Executive Officer, as to the other executive officers based on evaluation of their performance and the other factors described above. The Committee works closely with Mr. Ryan in establishing compensation levels for the other executive officers. Mr. Ryan and the individual executive typically engage in discussions regarding the executive’s salary, and Mr. Ryan reports on such discussions and makes his own recommendations to the Committee. The Committee will separately discuss with Mr. Ryan any proposed adjustment to his own compensation. The Committee reports to the Board of Directors on all proposed changes in executive compensation, after it has formed a view on appropriate adjustments, and makes recommendations for consideration of the Board for the Chief Executive Officer and the other executive officers. The Committee considers such recommendations and, thereafter, sets the compensation level for Mr. Ryan, and for the other executive officers. Salary levels and other aspects of compensation for executive officers historically have been set forth in employment agreements having terms of two to five years.

The Committee is charged with the responsibility for approving the compensation package for the Chief Executive Officer. The Chief Executive Officer is not present during voting or deliberation on his performance or compensation.

The Board of Directors or the Committee can exercise the right to modify any recommended adjustments or awards to the executive officers.

Retirement Benefits. The Company does not provide any retirement benefits to its executive officers, other than matching from time to time a portion of employee contributions to the Company’s 401(k) plan. In August 2009, the Board of Directors determined to suspend the Company’s 401(k) match.

Employment Agreements. The Company enters into employment agreements with certain of its executive officers because it generally believes that, in respect of key executive officers, there is a significant value in its competitive markets to setting out compensation and benefit expectations in writing, maintaining appropriate non-competition, non-solicitation of employees and confidentiality agreements with key executives, and agreeing in advance on post-termination payments and other obligations. These employment agreements are described in more detail under the caption “Employment Agreements” below.

Taxation and Accounting Matters. Section 162(m) of the Internal Revenue Code may impose a limit on the amount of compensation we may deduct in any one year with respect to certain specified employees. Section 162(m) of the Code denies a federal income tax deduction for certain compensation in excess of $1.0 million per year paid to the chief executive officer and the three other most highly-paid executive officers (other than the chief financial officer) of a publicly-traded corporation. Certain types of compensation, including compensation based on performance criteria that are approved in advance by stockholders, are excluded from the deduction limit. We believe that Section 162(m) of the Code will not limit our tax deductions for executive compensation for fiscal year 2012. The Compensation Committee’s policy is to qualify compensation paid to our executive officers for deductibility for federal income tax purposes to the extent feasible. However, to retain highly skilled executives and remain competitive with other employers, the Compensation Committee has the right to authorize compensation that would not otherwise be deductible under Section 162(m) or otherwise.

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summary compensation table

The table below sets forth all salary, bonus and other compensation paid to our principal executive officer and each of the two highest paid executive officers other than the principal executive officer (our “Named Executive Officers”) for the fiscal years ended January 31, 2012 and 2011. While Stephen Bachelder does not maintain a position that is designated as an officer by the Company, in view of his authority in respect of the Company’s sales function, we have determined that he qualifies as an “executive officer” under the rules promulgated by the SEC.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Stock Awards ($) (1) (2)		Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Non- qualified Deferred Compen sation Earnings ($)	All other Compen- sation ($)		Total Compen- sation ($)
(a)	(b)	(c)	(d)		(e)		(f)	(g)	(h)	(i)		(j)

Christopher J. Ryan	2012	$368,000	$17,250	(3)	$68,983	(3)	—	—	—	$29,765	(4)	$483,998
CEO	2011	$327,504	—		—		—	—	—	$70,948	(5)	$398,452

Gary Pokrassa	2012	$207,036	—		$59,166	(3)	—	—	—	$10,929	(7)	$277,131
CFO	2011	$207,036	—		$4,513	(6)	—	—	—	$10,237	(8)	$221,786

Stephen M. Bachelder	2012	$187,600	—		$90,088	(10)	—	—	—	$30,116	(11)	$305,804
National Sales Manager (9)	2011	—	—		—		—	—	—	—		—

(1)	The amounts shown in this column represent the aggregate grant date fair value for grants made in FY11 and FY12.

(2) Shares and their values are reported under SEC rules in this chart reflect the total over the three-years of the 2009 Equity Plan at the stock price at date of grant (mostly $8), and at the maximum possible level for the plan. Actual total number of shares awarded may be less, and the awards are spread over the three-year vesting period of the plan, not just one, as implied by the chart.

(3)	Consists of discretionary bonus for FY11 of $69,000 paid to Mr. Ryan in FY12, which Mr. Ryan elected 25% be paid in cash and the balance taken in restrictive stock of 8,087 shares. Discretionary bonus taken in restrictive stock of 6,407 shares by Mr. Pokrassa, plus 500 shares granted under the matching program to Mr. Pokrassa.
(4)	Includes $26,765 in life and disability insurance premiums paid by the Company and use of a company owned vehicle.
(5)	Includes $67,948 in life and disability insurance premiums paid by the Company and use of a company owned vehicle.
(6)	Reflects shares of Restricted Stock granted under 2009 Equity Plan subject to vesting requirements.
(7)	Includes $1,929 in life and disability insurance premiums paid by the Company and $9,000 in auto allowance.
(8)	Includes $1,929 in life and disability insurance premiums paid by the Company and $8,308 in auto allowance.
(9)	Mr. Bachelder became an employee of the Company in March 2011. He was a non-employee director for all of FY11. He was a part-time employee for the beginning of FY12 and became a full-time employee in July 2011.
(10)	Mr. Bachelder was granted 3,000 restricted shares under the matching program valued at $23,980 as of date of grant and 8,014 performance shares valued at $64,108 upon becoming an employee of the Company in March 2011.
(11)	Includes $21,366.18 in healthcare reimbursement and a cash payment of $8,750 for non-employee director fees paid to Mr. Bachelder in FY12 prior to his employment with the Company in March 2011.

narrative to summary compensation table

Employment Agreements

We are party to employment agreements with our Named Executive Officers, the terms of which are set forth below.

Christopher J. Ryan serves as Chief Executive Officer, President and Secretary of the Company. He also serves as President and Chief Operating Officer or Director and Secretary/Assistant Secretary of all of the Company’s subsidiaries. Mr. Ryan is party to an employment agreement with the Company which commenced on April 16, 2010 and automatically renews for two years unless notice not to renew is provided by either party. The agreement currently expires on April 16, 2015. Pursuant to the agreement, Mr. Ryan was to be paid an annual base salary of $400,000 in FY12. As a result of a voluntary management reduction in his salary by 8% in July 2011, Mr. Ryan was paid a base salary rate of $368,000 in FY12. Mr. Ryan was not granted any stock options or restricted stock in fiscal 2012, but was eligible to receive an incentive cash bonus payment based upon increases in earnings per share as set by the Compensation Committee, in its discretion, and participates in benefit plans and is entitled to the other benefits available to all other senior executives. These benefits include, without limitation, health insurance coverage, disability and life insurance, a mobile phone and the use of a company vehicle. Mr. Ryan had a contractual bonus for FY12 based on $3,000 per each penny of EPS over $0.70, subject to certain limitations; however, Mr. Ryan did not earn a bonus for FY12. Mr. Ryan has also voluntarily imposed an 8% reduction on his bonus along with all other compensation. Mr. Ryan also participates in the 2009 Equity Plan. Pursuant to his employment agreement, Mr. Ryan is subject to non-compete and confidentiality restrictions during the term of his employment and for a period of one year thereafter. Potential payments to Mr. Ryan in connection with any termination or change of control are discussed below under “Potential Payments Upon Termination”.

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Stephen M. Bachelder serves as the Company’s National Sales Manager for the United States and is also the Chairman of the Board of Directors. Mr. Bachelder is party to an employment agreement with the Company which commenced on March 1, 2011 and expires on March 1, 2014, unless earlier terminated pursuant to the terms of the employment agreement. Pursuant to the employment agreement, Mr. Bachelder is being paid an annual base salary of $290,000, subject to the voluntary 8% management imposed salary reduction, and is eligible to be paid a discretionary stock bonus or cash bonus as determined by the Company’s Chief Executive Officer based on performance. Mr. Bachelder is also entitled to receive up to a maximum of 20,026 shares of restricted stock which may be added to his compensation and to participate in other benefit plans available to all other senior executives. Pursuant to his employment agreement, Mr. Bachelder is subject to non-compete and confidentiality restrictions during the term of his employment and for a period of 18 months and five years, respectively, thereafter. The potential payments to Mr. Bachelder in connection with any termination are discussed below under “Potential Payments Upon Termination”.

Gary Pokrassa serves as the Chief Financial Officer of the Company. Pursuant to the terms of his employment agreement with the Company, Mr. Pokrassa’s term of employment is for a period of three years commencing on January 31, 2012 and will expire on January 31, 2015, unless earlier terminated pursuant to the terms of the agreement. The agreement provides for an annual base salary of $225,000, less an 8% voluntary management imposed salary reduction, or $207,000, until such time as the voluntary reduction may be lifted. If the 8% reduction is rescinded, Mr. Pokrassa’s annual base salary will increase to $250,000. Mr. Pokrassa is also entitled to receive an annual bonus under an incentive compensation plan as finally determined by the Compensation Committee. The annual bonus awarded will be between 80% and 120% of Mr. Pokrassa’s target bonus amount of $85,000, subject to adjustment from time to time, and calculated based upon the Company’s actual earnings per share (“EPS”) as compared with an EPS target for such year established by the Compensation Committee with Mr. Pokrassa’s input. Mr. Pokrassa is entitled to receive health insurance coverage, disability and life insurance, a car allowance and participation in all other benefit plans offered by the Company to other senior executives. Pursuant to his employment agreement, Mr. Pokrassa is subject to non-compete, non-solicitation and confidentiality restrictions during the term of his employment and for a period of one year thereafter. Potential payments to Mr. Pokrassa in connection with termination or change of control are discussed below under “Potential Payments Upon Termination”.

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OUTSTANDING EQUITY AWARDS AT FISCAL 2012 YEAR-END

The following table sets forth information with respect to outstanding equity-based awards at January 31, 2012 for our Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of	Number of	Equity	Option	Option	Number	Market	Equity	Equity
	Securities	Securities	Incentive	Exercise	Expiration	of	Value of	Incentive	Incentive
	Underlying	Underlying	Plan	Price ($)	Date	Shares	Shares or	Plan	Plan
	Un-	Unexercised	Awards:			or Units	Units of	Awards:	Awards:
	exercised	Options (#)	Number of			of Stock	Stock	Number	Market or
	Options (#)	Unexercised	Securities			that	that have	of	Payout of
	Exercisable		Underlying			have	not	Unearned	Unearned
			Unexercised			not	Vested	Shares,	Shares,
			Unearned			Vested	($)	Units or	Units or
			Options (#)			(#)(1)		Other	Other
								Rights	Rights that
								that have	have not
								not	Vested
								Vested	($)(2)
(#)(2)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Christopher J. Ryan CEO	—	—	—	—	—	8,087	$76,180	26,796	$252,418

Gary Pokrassa CFO	—	—	—	—	—	6,907	$65,064	15,538	$146,363

Stephen M. Bachelder National Sales Manager	—	—	—	—	—	3,000	$28,260	20,026	$188,640

(1) Number of unvested shares granted and outstanding at January 31, 2012 pursuant to matching program and bonus in stock plan pursuant to the 2009 Equity Plan.

(2) Number of shares and grant date fair values reflect the maximum number of performance shares, subject to vesting requirements, largely scheduled to vest in June 2012.

potential payments upon termination

Christopher J. Ryan

Pursuant to the terms of his employment agreement, if Mr. Ryan is terminated by the Company without cause (as defined in the employment agreement) or he terminates his employment for “good reason” (as defined in the employment agreement), the Company is obligated to pay him, within 30 days after the date of termination, (a) his accrued and unpaid annual base salary through the date of termination, accrued benefits payable under compensation plans, programs or arrangements, and accrued vacation pay (collectively, the “Accrued Obligations”), (b) his pro rata share of the Current Target Bonus (as defined in the employment agreement), if any, payable during the year of his termination, and (c) his base salary and Current Target Bonus as though he had remained in the Company’s employ until the contract expiration date (April 16, 2015) or for a period beginning on the date of termination and ending two years thereafter, whichever is longer. The Company may elect to make the balance of such payments then remaining in a lump sum discounted to present value. In addition, Mr. Ryan would be entitled to a continuation of his medical and health benefits for a period of two years beginning on the date of termination.

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In the event a Triggering Transaction” (defined as a “change of control,” as defined in the employment agreement) occurs during the term of his employment agreement and within four years after the Triggering Transaction, the Company terminates Mr. Ryan without cause or Mr. Ryan terminates his employment for good reason, or if one of the aforementioned terminations occurs within six months prior to the earlier of (i) a Triggering Transaction or (ii) Mr. Ryan’s execution of an agreement which results in a Triggering Transaction, then Mr. Ryan shall be entitled to, as of the date of termination or the date of the Triggering Transaction, as applicable, (i) the Accrued Obligations, (ii) his pro rata share of the Current Target Bonus, if any, payable during the year of his termination, and (iii) a severance amount equal to 3.99 times an amount equal to his then current annual base salary and Current Target Bonus. If any of these payments provided to Mr. Ryan would be subject to the excise tax imposed by Section 4999 of the Code, Mr. Ryan shall be entitled to a Gross-up Payment (as defined in the employment agreement). In addition, all stock options held by Mr. Ryan shall immediately vest and be exercisable.

In the event Mr. Ryan’s employment is terminated as a result of his death or disability (as defined in the employment agreement) or if Mr. Ryan terminates his employment other than for good reason, the employment agreement shall immediately terminate and Mr. Ryan or his representatives or beneficiaries shall be entitled to all Accrued Obligations and all other accrued amounts, if any, to which he is entitled as of the date of termination in connection with any benefits or under any incentive compensation plan or programs.

Stephen M. Bachelder

Under the terms of his employment agreement, either Mr. Bachelder or the Company may terminate his employment at any time. In the event Mr. Bachelder terminates his employment or the Company terminates him for cause (as defined in the employment agreement), he would be entitled to his accrued and unpaid base salary through the date of termination and all other benefits, bonuses and stock awards accrued through that date. If the Company shall terminate Mr. Bachelder without cause or Mr. Bachelder terminates his employment for good reason (as defined in the employment agreement), he would be entitled to one years’ base salary and any bonus, stock awards and other benefits that would have accrued within the one year following the date of termination, including those that accrued as of the date of termination. The estimated amount of his bonus to be paid pursuant to the employment agreement for the fiscal year during which the termination occurs shall be determined in good faith by the Compensation Committee of the Board of Directors based upon the Company’s results of operations for that portion of the fiscal year through the effective date of the termination and the Company’s historical results of operations.

The Company may terminate Mr. Bachelder’s employment agreement if he becomes disabled (as defined in the employment agreement). Upon death, Mr. Bachelder’s estate is entitled to receive his base salary and all benefits accrued through the last day of the month in which his death occurred.

Gary Pokrassa

Pursuant to the terms of Mr. Pokrassa’s employment agreement, if Mr. Pokrassa’s employment is terminated “for cause” (as defined in the employment agreement), his employment agreement would terminate immediately and he would be paid his accrued and unpaid annual base salary through the date of termination, any annual bonus earned for the year prior to the year of termination but not yet paid and any other employee benefits generally paid by the Company through the date of termination (collectively, the “Accrued Obligations”). In the event Mr. Pokrassa terminates his employment for “good reason” (as defined in the employment agreement) or he is terminated by the Company without cause, Mr. Pokrassa is entitled to be paid (a) the Accrued Obligations, (b) an additional twelve months of his then current base salary payable in equal monthly installments, and (c) a pro rata portion of any annual bonus earned for the year of termination through the date of termination, as determined in good faith by the Compensation Committee. In the event Mr. Pokrassa is terminated without cause or if he terminates for good reason within 24 months after a change in control (as defined in the employment agreement), the Company is obligated to pay him (a) his Accrued Obligations, (b) a lump sum amount equal to 24 months of base salary as in effect at termination or during the year immediately prior to the change in control, whichever is greater, and (c) two times the Target Bonus Amount (as defined in the employment agreement) in effect at termination or the year immediately prior to the change in control, whichever is greater. In the event of Mr. Pokrassa’s death or disability (as defined in the employment agreement), Mr. Pokrassa or his beneficiary or estate is entitled to receive the Accrued Obligations and a pro-rata portion of his annual bonus, if any, for the year of termination through the date of termination. Mr. Pokrassa has the right to terminate his agreement at any time on 60 days written notice, in which event he will be entitled to the Accrued Obligations.

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Security ownership of certain beneficial owners and management

The following table sets forth certain information regarding the beneficial ownership of the Company’s outstanding common stock as of April 23, 2012: (i) by each person who is known by the Company to beneficially own more than 5% of the Common Stock; (ii) by each of the named executive officers of the Company; (iii) by each director and nominee for director of the Company; and (iv) all directors and executive officers of the Company as a group.

The shares “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and, accordingly, shares of our common stock underlying options and other convertible securities that are exercisable or convertible within 60 days of April 23, 2011 and shares of our common stock underlying restricted stock awards that vest within 60 days of the Record Date are deemed to be beneficially owned by the person holding such securities and to be outstanding for purposes of determining such holder’s percentage ownership. Shares of common stock subject to options or other convertible securities that are not exercisable or convertible and restricted stock awards that do not vest within 60 days from the Record Date are not included in the table below as “beneficially owned”. The same securities may be beneficially owned by more than one person.

Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to their shares of Common Stock shown as beneficially owned by them and the address for each beneficial owner, unless otherwise noted, is c/o Lakeland Industries, Inc. 701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779.

Directors and Officers Name	# of Common Shares Beneficially Owned (1)		Percent of Class	Title

Christopher J. Ryan	449,540	(2)(3)	8.60%	CEO, President, Secretary and Director
Stephen M. Bachelder	14,815	(2)(4)	*	Chairman of the Board of Directors, National Sales Manager
Eric O. Hallman	41,163	(5)	*	Director
John Kreft	7,500	(6)	*	Director
Duane W. Albro	5,000	(7)	*	Director
Thomas McAteer	5,000	(8)	*	Director
Gary Pokrassa	14,294	(2)	*	Chief Financial Officer
All officers and directors as a group (11 persons)	548,696	(2)(9)	10.50%

*	Less than 1%.
(1)	Table does not include the stock grants under the Company’s 2009 Equity Plan (performance vesting at end of 3 years, date of grant June 2009) at baseline or maximum.
(2)	Does not include 3,500 shares to be issued pursuant to the matching shares provision of the 2006 and 2009 Incentive Plan as follows: Gary Pokrassa 500 shares; Stephen Bachelder 3,000 shares. Also excludes 17,494 shares to be issued pursuant to the bonus in shares plan as follows: Gary Pokrassa 6,407 shares; Christopher J. Ryan 8,087 shares; and Paul Smith 3,000 shares.
(3)	Includes 14,641 shares owned by Mr. Ryan’s wife, and 42,592 which Mr. Ryan votes as Executor of the Estate of Mary Elizabeth Ryan and 42,000 shares that Mr. Ryan votes as Co-Executor of the Estate of Mary Elizabeth Ryan.
(4)	Includes 1,000 options granted June 17, 2009 and June 17, 2008.
(5)	Includes 1,000 options granted on June 19, 2009 and 1,100 options granted on June 21, 2006 to each of Mr. Hallman and Mr. Collins, current directors.
(6)	Includes 1,000 options granted June 18, 2008 and 1,000 options granted June 15, 2011.
(7)	Includes 5,000 options granted April 17, 2009.
(8)	Includes 5,000 options granted February 25, 2011.
(9)	Includes 12,200 options granted between June 18, 2008 and June 17, 2009. Also includes 8,687 shares beneficially owned by other executive officers.

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Security Ownership of Certain Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding
Heartland Advisors 789 N. Water Street, Ste. 500 Milwaukee, Wisconsin 53202	516,500	(10)	9.89%
Ansell Healthcare Products LLC 200 Schulz Drive Red Bank, NJ 07701	504,896	(11)	9.66%
Dimensional Fund Advisors, LP Palisades West 6300 Bee Cave Road, Bldg #1 Austin, TX 78746	405,072	(12)	7.75%

(10)	Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2012;
(11)	Based on the Schedule 13D filed with the Securities and Exchange Commission on December 23, 2011;
(12)	Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2012;

certain relationships and related transactions

It is the Company’s policy that any material transaction involving our directors, executive officers and any other person that is a “related person” within the meaning of SEC regulations is required to be reported to our Chief Executive Officer. In addition, all related party transactions are required to be reported to the Audit Committee, which, with the assistance of legal counsel and such other advisors as it deems appropriate, is responsible for reviewing, approving or ratifying any such related party transaction. The Audit Committee shall approve only those related party transactions that it believes are in, or not inconsistent with, the best interests of the Company. A written policy to this effect has been adopted by our Board of Directors.

In addition, the Audit Committee generally conducts an annual review of all such transactions. In addition, every quarter, a report maintained by the Company’s accounting staff is reviewed and approved by the Chief Executive Officer and Chief Financial Officer.

section 16(a) beneficial ownership reporting compliance

Section 16 (a) of the Securities Exchange Act of 1934 (the “Exchange Act”), requires the Company’s directors, officers and beneficial owners of more than 10% of the Common Stock (“Reporting Persons”) to file with the SEC initial reports of ownership of the Company’s equity securities and to file subsequent reports when there are changes in such ownership. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon our review of the copies of all Forms 3, 4 and 5 and amendments to these forms, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to our fiscal year ended January 31, 2012, except that Christopher J. Ryan failed to timely file a Form 4 with respect to three transactions; Gary Pokrassa failed to timely a file a Form 4 with respect to one transaction; Stephen M. Bachelder failed to timely file a Form 4 with respect to one transaction and Thomas J. McAteer failed to timely file two Form 4s each with respect to one transaction.

stockholder proposals – 2013 meeting

Pursuant to the proxy rules promulgated under the Exchange Act, Lakeland stockholders are notified that the deadline for providing Lakeland with timely notice of any stockholder proposal intended to be included in the proxy materials for Lakeland’s Annual Meeting to be held in 2013 (the “2013 Annual Meeting”) will be January 11, 2013, 120 calendar days prior to the first anniversary of the date of the Company’s proxy statement for its 2012 annual meeting. Such proposal must be submitted in writing to Lakeland’s Corporate Secretary at the principal executive offices of Lakeland located at 701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779.

If you wish to submit a proposal outside of the process of Rule 14a-8 under the Exchange Act, in order for such proposal to be considered “timely” for the purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received at the above address not later than February 20, 2013, the 120th calendar day prior to the first anniversary of the immediately preceding year’s annual meeting of stockholders.

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Pursuant to Lakeland’s amended and restated bylaws, in order for a stockholder to bring a proposal (other than proposals sought to be included in Lakeland’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before, or make a nomination at, the 2013 Annual Meeting, such stockholder must deliver a written notice of such proposal and/or nomination to, or it must be mailed and received by, Lakeland’s Corporate Secretary at the principal executive offices of Lakeland located at 701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779, no earlier than the close of business on January 21, 2013, the 150th calendar day, prior to the first anniversary of the immediately preceding year’s annual meeting of stockholders, and not later than the close of business on February 20, 2013, the 120th calendar day prior to the first anniversary of the immediately preceding year’s annual meeting of stockholders. Stockholders are also advised to review Lakeland’s amended and restated bylaws, as they may be amended from time to time, for additional requirements and deadlines applicable to the submission of stockholder proposals, including, but not limited to, proposals relating to the nomination of one or more candidates for election to the Lakeland Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. If you would like to obtain another copy of the proxy, please contact Secretary, Lakeland Industries, Inc. 701 Koehler Avenue, Suite 7, Ronkonkoma, New York, 11779 by mail. If you want to receive separate copies of our proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

OTHER MATTERS

The Board of Directors knows of no matters other than those described above that have been submitted for consideration at this Annual Meeting. As to other matters, if any, that properly may come before the Annual Meeting; the Board of Directors intends that the proxy cards will be voted in respect thereof in accordance with the judgment of the person or persons named thereon.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2012 is being mailed concurrently with this proxy statement (as part of our Annual Report to Stockholders). A copy of our Annual Report on Form 10-K is also available without charge from our website at www.lakeland.com under the headings Financial Information–All SEC filings, or upon written request to: Lakeland Corporate Secretary, Lakeland Industries, Inc., 701 Koehler Avenue, Suite 7, Ronkonkoma, NY 11779.

By Order of the Board of Directors,

Christopher J. Ryan
Corporate Secretary

May 11, 2012

Ronkonkoma, New York

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Exhibit A

LAKELAND INDUSTRIES, INC.

2012 STOCK INCENTIVE PLAN

Section 1.            Purpose of the Plan. The purpose of the Lakeland Industries, Inc. 2012 Stock Incentive Plan (the “Plan”) is to assist the Company and its Subsidiaries in attracting and retaining valued Employees and Non-Employee Directors by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of the Company’s stock by such Employees and Non-Employee Directors.

Section 2.            Definitions. As used herein, the following definitions shall apply:

2.1.          “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

2.2.          “Award” means the grant of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or other stock-based awards under the Plan.

2.3.          “Award Agreement” means the written agreement, instrument or document evidencing an Award.

2.4.          “Board” means the Board of Directors of the Company.

2.5.          “Cause” means,

(a)          if the applicable Participant is party to an effective employment, severance or similar agreement with the Company or a Subsidiary, and such term is defined therein, “Cause” shall have the meaning provided in such agreement;

(b)          if the applicable Participant is not a party to an effective employment, severance or similar agreement or if no definition of “Cause” is set forth in the applicable employment, severance or similar agreement, “Cause” shall have the meaning provided in the applicable Award Agreement; or

(c)          if neither (a) nor (b) applies, then “Cause” shall mean, as determined by the Committee in its sole discretion, (i) the Participant’s willful misconduct or negligence in connection with the performance of the Participant’s duties for the Company or its Subsidiaries; (ii) the Participant’s conviction of, or a plea of guilty or nolo contendere to, a felony or a crime; (iii) the Participant’s engaging in any business that directly or indirectly competes with the Company or its Subsidiaries; or (iv) disclosure of trade secrets, customer lists or confidential information of the Company or its Subsidiaries to a competitor or an unauthorized Person.

2.6.          “Change in Control” means, unless otherwise provided in an Award Agreement:

(a)          the acquisition in one or more transactions by any “person” (as such term is used for purposes of Section 13(d) or Section 14(d) of the Exchange Act) but excluding, for this purpose, (i) the Company or its Subsidiaries, and (ii) any employee benefit plan of the Company or its Subsidiaries, of “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”);

(b)          the consummation of a merger or consolidation involving the Company if the shareholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in the same proportions as owed immediately prior to the merger or consolidation;

(c)          individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual

A-1

(d)          becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (as such term is used for purposes of Section 13(d) or Section 14(d) of the Exchange Act) other than the Board; or

(e)          the acquisition by any “person” (as such term is used for purposes of Section 13(d) or Section 14(d) of the Exchange Act) in a single transaction or in a series of related transactions occurring during any period of 12 consecutive months, of assets from the Company that have a total gross fair market value equal to or more than 51% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

2.7.           “Code” means the Internal Revenue Code of 1986, as amended.

2.8.          “Common Stock” means the common stock of the Company, par value $0.01 per share.

2.9.          “Company” means Lakeland Industries, Inc., a Delaware corporation, or any successor corporation.

2.10.         “Committee” means the Compensation Committee of the Board, provided that the Committee shall at all times have at least two members, each of whom shall (i) be a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, (ii) be an “outside director” as defined in Section 162(m) of the Code and the regulations issued thereunder and (iii) satisfy such other independence requirements for members of a compensation committee as may be applicable under the rules of the securities exchange or association on which the Common Stock is then traded or listed.

2.11.         “Disability” means, unless otherwise provided in an Award Agreement, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.12.         “Effective Date” means June 20, 2012, the date that the Plan was approved by the shareholders of the Company.

2.13.         “Employee” means an individual who is an officer or employee of the Company or a Subsidiary, including a director who is such an employee and whose earnings are reported on a Form W-2.

2.14.         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.15.         “Fair Market Value” means, on any given date (i) if the shares of Common Stock are then listed on a national securities exchange, including the Nasdaq Global Market (“NASDAQ”), the closing sales price per share of Common Stock on the exchange for such date, or if no sale was made on such date on the exchange, on the last preceding day on which a sale occurred; (ii) if shares of Common Stock are not then listed on a national securities exchange but are then quoted on another stock quotation system, the closing price for the shares of Common Stock as quoted on such quotation system on such date, or if no sale was made on such date on such quotation system, on the last preceding day on which a sale was made; or (iii) if (i) and (ii) do not apply, such value as the Committee in its discretion may in good faith determine in accordance with Section 409A of the Code and the regulations thereunder.

2.16.         “Non-Employee Director” means a member of the Board who is not an Employee.

2.17.          “Participant” means any Employee or Non-Employee Director who receives an Award.

2.18.         “Performance Cycle” means the period of time of not fewer than two years or more than five years as specified by the Committee over which Performance Shares or Performance Units are to be earned.

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2.19.          “Performance Goals” means any goals established by the Committee in its sole discretion, the attainment of which is substantially uncertain at the time such goals are established. Performance Goals may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or a Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. Performance Goals may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Performance Goals may be based upon: specified levels of or increases in the Company’s, a division’s or a Subsidiary’s return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes (EBIT) and earnings before interest, taxes, depreciation and amortization (EBITDA); net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation, including but not limited to entering into, substantially completing, or receiving payments under, relating to, or deriving from a joint development agreement, licensing agreement, or similar agreement; customer or employee satisfaction; individual objectives; any financial or other measurement deemed appropriate by the Committee as it relates to the results of operations or other measurable progress of the Company and its Subsidiaries (or any business unit of the Company or any of its Subsidiaries); and any combination of any of the foregoing criteria. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Committee may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

2.20.         “Performance Shares” or “Performance Units” means an Award made pursuant to Section 6.3 of the Plan.

2.21.         “Person” means an individual, corporation, partnership, association, limited liability company, estate or other entity.

2.22.         “Restricted Stock” means Common Stock awarded by the Committee under Section 6.1 of the Plan.

2.23.         “Restricted Stock Unit” means the right granted under Section 6.2 of the Plan to receive, on the date of settlement, an amount equal to the Fair Market Value of one share of Common Stock. Restricted Stock Units may be settled in cash, shares of Common Stock or any combination of cash and shares of Common Stock; provided, however, that unless otherwise provided in an Award Agreement, Restricted Stock Units shall be settled in shares of Common Stock.

2.24.         “Restriction Period” means the period during which Restricted Stock and Restricted Stock Units are subject to forfeiture.

2.25.         “Securities Act” means the Securities Act of 1933, as amended.

2.26.         “Subsidiary” means any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

Section 3.            Eligibility. Any Employee or Non-Employee Director who is selected by the Committee shall be eligible to receive an Award under the Plan.

Section 4.            Administration and Implementation of the Plan.

4.1.          The Plan shall be administered by the Committee; provided, however, that with respect to Non-Employee Directors (i) the Plan shall be administered by the full Board and (ii) all references in the Plan to the Committee shall be deemed to refer to the Board. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all Persons, including the Company, its Subsidiaries, Participants, Persons claiming rights from or through Participants and shareholders of the Company.

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4.2.          Notwithstanding Section 4.1, the Committee may delegate to one or more officers or Board members the authority to grant Awards to eligible individuals who are not subject to the requirements of Rule 16b-3 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code and the regulations thereunder.

4.3.          Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion to (i) select the Employees and Non-Employee Directors who will receive Awards pursuant to the Plan; (ii) determine the type or types of Awards to be granted to each Participant; (iii) determine the number of shares of Common Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to vesting, transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to Performance Goals relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (iv) determine the exercise price, base price or purchase price (if any) of an Award; (v) determine whether, to what extent, and under what circumstances an Award may be cancelled, forfeited, or surrendered; (vi) determine whether, and to certify that, Performance Goals to which an Award is subject are satisfied; (vii) correct any defect or supply any omission or reconcile any inconsistency in the Plan, and adopt, amend and rescind such rules, regulations, guidelines, forms of agreements and instruments relating to the Plan as it may deem necessary or advisable; (viii) construe and interpret the Plan; and (ix) make all other determinations as it may deem necessary or advisable for the administration of the Plan; provided, however, that the Committee shall be prohibited from effecting a repricing of any outstanding Award without shareholder approval.

Section 5.            Shares of Common Stock Subject to the Plan.

5.1.          Subject to adjustment as provided in Section 9 hereof, the total number of shares of Common Stock available for Awards under the Plan shall be 310,000. Notwithstanding the foregoing, Awards covering no more than 60,000 shares of Common Stock may be awarded to any Participant in any one calendar year. Common Stock awarded under the Plan may be reserved or made available from the Company’s authorized and unissued Common Stock or from Common Stock reacquired (through open market transactions or otherwise) and held in the Company’s treasury. Any shares of Common Stock issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares of Common Stock available for Awards under the Plan.

5.2.          If any shares subject to an Award under the Plan are forfeited or such Award otherwise terminates or is settled for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award, and if necessary, to comply with applicable law or regulations.

Section 6.            Awards. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the settlement or exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation terms requiring forfeiture of Awards in the event of the termination of a Participant’s employment or other relationship with the Company or any Subsidiary; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed (provided that, in any case, any such action is permitted under Code Section 409A and, with respect to an Award intended to satisfy the “qualified performance-based compensation” exception under Code Section 162(m), does not cause such Award to fail to satisfy such exception). The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be determined by the Committee. Each Award, and the terms and conditions applicable thereto, shall be evidenced by an Award Agreement.

6.1.          Restricted Stock. An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares are subject to forfeiture upon the happening of specified events during the Restriction Period. An Award of Restricted Stock shall be subject to the following terms and conditions:

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(a)          General. Each Award Agreement with respect to Restricted Stock shall specify the duration of the Restriction Period, if any, and/or each installment thereof, the conditions under which the Restricted Stock may be forfeited to the Company, and the amount, if any, the Participant must pay to receive the Restricted Stock. Such restrictions may include a vesting schedule based upon the passage of time, the attainment of Performance Goals or a combination thereof.

(b)          Transferability. During the Restriction Period, if any, the transferability of Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed in the applicable Award Agreement. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

(c)          Shareholder Rights. Unless otherwise provided in the applicable Award Agreement, during the Restriction Period the Participant shall have all the rights of a shareholder with respect to Restricted Stock, including, without limitation, the right to receive dividends thereon (whether in cash or shares of Common Stock) and to vote such shares of Restricted Stock. Dividends shall be subject to the same restrictions as the underlying Restricted Stock unless otherwise provided by the Committee (and the Committee may, in its sole discretion, withhold any cash dividends paid on Restricted Stock until the restrictions applicable to such Restricted Stock have lapsed).

(d)          Termination of Employment. Unless otherwise provided in an Award Agreement or as may be determined by the Committee:

(i)          Due to Death or Disability. Upon a Participant’s termination of employment with the Company and its Subsidiaries before the end of a Restriction Period by reason of his or her death or permanent Disability, the Restriction Period for such Participant for the purpose of determining the amount of the Award payable, if any, shall end at the end of the calendar quarter immediately preceding the date of which said Participant ceased to be employed by the Company or its Subsidiaries. The amount of an Award payable to a Participant (or the beneficiary of a deceased Participant) to whom the preceding sentence is applicable shall be paid at the end of the Restriction Period, provided all other restrictions on the Restricted Stock have been satisfied, and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of full calendar quarters during the Restriction Period during all of which said Participant was an employee of the Company or its Subsidiaries and the denominator of which is the number of full calendar quarters in the Restriction Period.

(ii)         Due to Reasons Other Than Death or Disability. Upon any other termination of employment of a Participant with the Company and its Subsidiaries for any reason, the unvested portion of each Award of Restricted Stock held by such Participant shall be forfeited with no further compensation due the Participant.

6.2.          Restricted Stock Units. Restricted Stock Units are solely a device for the measurement and determination of the amounts to be paid to a Participant under the Plan. Restricted Stock Units do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind. The right of any Participant in respect of an Award of Restricted Stock Units shall be no greater than the right of any unsecured general creditor of the Company. The grant of Restricted Stock Units shall be subject to the following terms and conditions:

(a)          Restriction Period. Each Award Agreement with respect to Restricted Stock Units shall specify the duration of the Restriction Period, if any, and/or each installment thereof and the conditions under which such Award may be forfeited to the Company. Such restrictions may include a vesting schedule based upon the passage of time, the attainment of Performance Goals or a combination thereof.

(b)          Termination of Employment. Unless otherwise provided in an Award Agreement or as may be determined by the Committee:

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(i)          Due to Death or Disability. Upon a Participant’s termination of employment with the Company and its Subsidiaries before the end of a Restriction Period by reason of his or her death or permanent Disability, the Restriction Period for such Participant for the purpose of determining the amount of the Award payable, if any, shall end at the end of the calendar quarter immediately preceding the date of which said Participant ceased to be employed by the Company or its Subsidiaries. The amount of an Award payable to a Participant (or the beneficiary of a deceased Participant) to whom the preceding sentence is applicable shall be paid at the end of the Restriction Period, provided all other restrictions on the Restricted Stock Units have been satisfied, and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of full calendar quarters during the Restriction Period during all of which said Participant was an employee of the Company or its Subsidiaries and the denominator of which is the number of full calendar quarters in the Restriction Period.

(ii)         Due to Reasons Other Than Death or Disability. Upon any other termination of employment of a Participant prior to the lapse of restrictions, participation in the Plan shall cease and the unvested portion of any outstanding Awards of Restricted Stock Units to such Participant shall be forfeited with no compensation due the Participant.

(c)          Settlement. Unless otherwise provided in an Award Agreement, subject to the Participant’s continued employment with the Company or a Subsidiary from the date of grant through the expiration of the Restriction Period (or applicable portion thereof), the vested portion of an Award of Restricted Stock Units shall be settled within 30 days after the expiration of the Restriction Period (or applicable portion thereof).

(d)          Shareholder Rights. Nothing contained in the Plan shall be construed to give any Participant rights as a shareholder with respect to an Award of Restricted Stock Units (including, without limitation, any voting, dividend or derivative or other similar rights). Notwithstanding the foregoing, the Committee may provide in an Award Agreement that amounts equal to any dividends declared during the Restriction Period on the shares of Common Stock represented by an Award of Restricted Stock Units will be credited to the Participant’s account and deemed to be reinvested in additional Restricted Stock Units, such additional Restricted Stock Units to be subject to the same forfeiture restrictions as the Restricted Stock Units to which they relate.

6.3.          Performance Shares and Performance Units. An Award of Performance Shares or Performance Units under the Plan shall entitle the Participant to future cash payments or shares of Common Stock or a combination thereof based upon the level of achievement of pre-established Performance Goals during a Performance Cycle.

(a)          Amount of Award. The Committee shall establish a baseline and maximum amount of a Participant’s Award, which amount shall be denominated in shares of Common Stock.

(b)          Communication of Award. Each Award Agreement evidencing an Award of Performance Shares or Performance Units shall contain provisions regarding (i) the target and maximum amount payable to the Participant pursuant to the Award, (ii) the Performance Goals and level of achievement versus these goals that shall determine the amount of such payment, (iii) the Performance Cycle as to which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Award prior to actual payment, (vi) forfeiture provisions, and (vii) such further terms and conditions in each case not inconsistent with the Plan, as may be determined from time to time by the Committee.

(c)          Performance Criteria. The Performance Goals established by the Committee for any portion of an Award of Performance Shares or Performance Units that are intended by the Committee to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be selected by the Committee and specified at the time the Award is granted. Multiple Performance Goals may be used and the components of multiple Performance Goals may be given the same or different weighting in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities.

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(d)         Discretionary Adjustments. Notwithstanding satisfaction of any Performance Goals, the amount paid under an Award of Performance Shares or Performance Units on account of either financial performance or personal performance evaluations may be reduced by the Committee on the basis of further considerations as the Committee shall determine.

(e)          Payment of Awards. Following the conclusion of each Performance Cycle, the Committee shall determine the extent to which Performance Goals have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Cycle. The Committee shall determine what, if any, payment is due with respect to any Award and whether such payment shall be made in cash, Common Stock or a combination therof. Payment shall be made in a lump sum or installments, as determined by the Committee at the time the Award is granted, commencing as promptly as practicable following the end of the applicable Performance Cycle, subject to such terms and conditions and in such form as may be prescribed by the Committee. Payment in Common Stock may be in Restricted Stock at the discretion of the Committee at the time the Award is granted.

(f)          Termination of Employment. Unless otherwise provided in an Award Agreement or as may be determined by the Committee:

(i)          Due to Death or Disability. Upon a Participant’s termination of employment with the Company and its Subsidiaries before the end of a Performance Cycle by reason of his or her death or permanent Disability, the Performance Cycle for such Participant for the purpose of determining the amount of the Award payable, if any, shall end at the end of the calendar quarter immediately preceding the date of which said Participant ceased to be employed by the Company or its Subsidiaries. The amount of an Award payable to a Participant (or the beneficiary of a deceased Participant) to whom the preceding sentence is applicable shall be paid at the end of the Performance Cycle, provided the related Performance Goals have been satisfied, and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of full calendar quarters during the Performance Cycle during all of which said Participant was an employee of the Company or its Subsidiaries and the denominator of which is the number of full calendar quarters in the Performance Cycle.

(ii)         Due to Reasons Other Than Death or Disability. Upon any other termination of employment of a Participant during a Performance Cycle, participation in the Plan shall cease and the unvested portion of any outstanding Awards of Performance Shares or Performance Units to such Participant shall be forfeited with no compensation due the Participant.

6.4.          Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants any type of Award (in addition to those Awards provided in Sections 6.1, 6.2 and 6.3 hereof) that is payable in, or valued in whole or in part by reference to, shares of Common Stock, and that is deemed by the Committee to be consistent with the purposes of the Plan.

Section 7.            Qualifying Retirement and Disqualifying Activity.

7.1.          Qualifying Retirement. Notwithstanding the provisions of Sections 6.1(d), 6.2(b) and 6.3(f)(ii) hereof, if a Participant’s employment with the Company or its Subsidiaries terminates for any reason other than death, permanent Disability or the Participant’s involuntary termination for Cause, and if immediately prior to the date of such termination of employment (i) the Participant is 55 years of age or older, and (ii) the sum of the Participant’s age and completed years of employment as an Employee of the Company or its Subsidiaries (disregarding fractions in both cases) totals 70 years or more (a “qualifying retirement”), the following provisions will apply:

(a)          All shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units awarded to the Participant which have vested as of the date of the qualifying retirement will be free of restrictions.

(b)          With respect to any time-based Award of Restricted Stock or Restricted Stock Units which has not vested, effective as of the Participant’s retirement date: (a) the Award will remain in effect with respect to fifty percent (50%) of the shares or units covered thereby, and such Award will vest on the Participant’s retirement date and such shares or units will be free of restrictions as of the vesting date; and (b) the Award will be terminated with respect to the remaining fifty percent (50%) of the shares or units covered thereby.

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(c)          With respect to any performance-based Award of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units which has not vested, effective as of the Participant’s retirement date: (a) the Award will remain in effect with respect to fifty percent (50%) of the shares or units covered thereby and will vest upon the achievement of the related Performance Goals (unless an Award expires according to its terms prior to the satisfaction of the Performance Goals, in which event the Award will terminate and applicable shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units will be forfeited); and (b) the Award will terminate as to the remaining fifty percent (50%) of the shares or units covered thereby. However, if the Participant is the Chief Executive Officer of the Company or a member of his or her direct reporting group, and such person has given the Company written notice at least one (1) full year prior to his or her qualifying retirement, no unvested performance-based Award of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units will terminate upon such retirement, and one hundred percent (100%) of the shares or units covered by such Award will remain in effect and will vest upon the achievement of the related Performance Goals (unless an Award expires according to its terms prior to the satisfaction of the Performance Goals, in which event the Award will terminate and applicable shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units will be forfeited).

7.2.          Disqualifying Activity. Notwithstanding the provisions of Section 7.1 hereof, if the Committee determines that the Participant is or has engaged in any disqualifying activity (as defined below), then (1) to the extent that any Award held by such Participant has vested as of the disqualification date (as defined below), the Participant will have the right to receive all shares or units which are vested as of such date, and (2) to the extent that any Award held by such Participant has not vested as of the disqualification date, the Award will terminate, and all related shares or units will be forfeited, as of such date. Any determination by the Committee, which may act upon the recommendation of the Chief Executive Officer or other senior officer of the Company, that the Participant is or has engaged in any disqualifying activity, and as to the disqualification date, will be final and conclusive.

(a)         For purposes of this provision, the term “disqualifying activity” is defined in the Plan to include, among other activities: (i) directly or indirectly being an owner, officer, employee, advisor or consultant to a company that competes with the Company or its Subsidiaries or Affiliates to an extent deemed material by the Committee, or (ii) disclosure to third parties or misuse of any confidential information or trade secrets of the Company, its Subsidiaries or Affiliates, or (iii) any material violation of the Company’s Code of Business Conduct and Ethics or any other agreement between the Company and the Participant, or (iv) failing in any material respect to perform his or her assigned responsibilities as an Employee of the Company or its Subsidiaries, as determined by the Committee, in its sole judgment, after consulting with the Chief Executive Officer of the Company.

(b)          The ownership of less than 2% of the outstanding voting securities of a publicly traded corporation which competes with the Company or any of its Subsidiaries or Affiliates will not constitute a disqualifying activity.

(c)          The term “disqualifying date” is defined in the Plan as the earliest date as of which the Participant engaged in any disqualifying activity, as determined by the Committee.

Section 8.            Change in Control. Notwithstanding any provision in the Plan to the contrary or unless otherwise provided in a Participant’s employment agreement with the Company, upon the occurrence of a Change in Control, the Board, in its sole discretion, may take one or more of the following actions with respect to any Awards that are outstanding immediately prior to such Change in Control: (a) accelerate the vesting of all outstanding Awards such that all outstanding Awards are fully vested (effective immediately prior to such Change in Control); (b) require the successor corporation (or its parent), following a Change in Control, to assume outstanding Awards and/or to substitute such Awards with awards involving the common stock of such successor corporation (or its parent) on terms and conditions necessary to preserve the rights of Participants with respect to such Awards; or (c) take such other actions as the Board deems appropriate to preserve the rights of Participants with respect to their Awards. The judgment of the Board with respect to any matter referred to in this Section shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

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Section 9.            Adjustments upon Changes in Capitalization.

9.1.          In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall proportionately and equitably adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Common Stock available under the Plan, (iv) the limits described in Section 5 of the Plan and (v) the grant price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that each adjustment shall be made in a manner that does not violate Code Section 409A and the regulations thereunder to the extent applicable.

9.2.          In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, including any Performance Goals, in recognition of unusual or nonrecurring events (including, without limitation, events described in Section 9.1) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, all adjustments shall be made in a manner that does not violate Code Section 409A and the regulations thereunder to the extent applicable.

Section 10.           Termination and Amendment.

10.1.          Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of the Company’s shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company’s shareholders if (i) such action would increase the number of shares subject to the Plan, (ii) such action would decrease the price at which Awards may be granted, or (iii) such shareholder approval is required by any applicable federal, state or foreign law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit such other changes to the Plan to the Company’s shareholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any outstanding Award unless such modification is necessary to ensure a deduction under Section 162(m) of the Code or to avoid the additional tax described in Section 409A of the Code.

10.2.          The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

10.3.          Notwithstanding anything in this Section to the contrary, any Performance Goal applicable to an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee’s assessment of the Company’s strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of an Award intended to satisfy the “qualified performance-based compensation” exception under Section 162(m) of the Code and the regulations thereunder.

10.4.          Notwithstanding anything in the Plan or an Award Agreement to the contrary, no Award may be repriced, replaced or regranted through cancellation without the approval of the shareholders of the Company, provided that nothing herein shall prevent the Committee from taking any action provided for in Section 9.

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Section 11.           No Right to Award or Employment. No Employee or Non-Employee Director shall have any claim to be granted any Award under the Plan, and there is no obligation that the terms of Awards be uniform or consistent among Participants. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or any Subsidiary. For purposes of this Plan, a transfer of employment between the Company and its Subsidiaries shall not be deemed a termination of employment; provided, however, that individuals employed by an entity that ceases to be a Subsidiary shall be deemed to have incurred a termination of employment as of the date such entity ceases to be a Subsidiary unless such individual becomes an employee of the Company or another Subsidiary as of the date of such cessation.

Section 12.           Taxes. Each Participant must make appropriate arrangement for the payment of any taxes relating to an Award granted hereunder. The Company or any Subsidiary is authorized to withhold from any payment relating to an Award under the Plan, including from a distribution of Common Stock or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include the ability to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations. Participants who are subject to the reporting requirements of Section 16 of the Exchange Act may elect to direct the Company to withhold shares of Common Stock that would otherwise be received upon the vesting, settlement or exercise of an Award to satisfy the withholding taxes applicable to such Award. Withholding of taxes in the form of shares of Common Stock with respect to an Award shall not occur at a rate that exceeds the minimum required statutory federal and state withholding rates.

Section 13.           Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a natural person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

Section 14.           Securities Law Requirements.

14.1.          No shares of Common Stock may be issued hereunder if the Company shall at any time determine that to do so would (i) violate the listing requirements of an applicable securities exchange, or adversely affect the registration or qualification of the Company’s Common Stock under any state or federal law, or (ii) require the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities. In any of the events referred to in clause (i) or clause (ii) above, the issuance of such shares shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or any portion of any Award during the period when issuance has been suspended.

14.2.          The Committee may require, as a condition to the issuance of shares hereunder, representations, warranties and agreements to the effect that such shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such shares and that the Participant will not dispose of such shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act, and the rules and regulations thereunder.

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Section 15.         Code Section 409A. The Plan and all Awards are intended to comply with, or be exempt from, Code Section 409A and all regulations, guidance, compliance programs and other interpretative authority thereunder, and shall be interpreted in a manner consistent therewith. Notwithstanding anything contained herein to the contrary, in the event any Award is subject to Code Section 409A, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions as deemed appropriate by the Committee to (i) exempt the Plan and/or any Award from the application of Code Section 409A, (ii) preserve the intended tax treatment of any such Award or (iii) comply with the requirements of Code Section 409A. In the event that a Participant is a “specified employee” within the meaning of Code Section 409A, and a payment or benefit provided for under the Plan would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after such Participant’s separation from service (within the meaning of Code Section 409A), then such payment or benefit shall not be paid (or commence) during the six (6) month period immediately following such Participant’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six (6) month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Participant in a lump-sum cash payment, without interest, on the earlier of (i) the first business day of the seventh month following such Participant’s separation from service or (ii) the tenth business day following such Participant’s death.

Section 16.         Termination. Unless earlier terminated, the Plan shall terminate on the third anniversary of its approval by the Board, and no Awards under the Plan shall thereafter be granted.

Section 17.         Fractional Shares. The Company will not be required to issue any fractional shares of Common Stock pursuant to the Plan. The Committee may provide for the elimination of fractions and settlement of such fractional shares of Common Stock in cash.

Section 18.         Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any Employee or Non-Employee Director, the Company, any Subsidiary, any Affiliate of the Company, any shareholder or any other Person.

Section 19.         Governing Law. The validity and construction of the Plan and any Award Agreements entered into thereunder shall be construed and enforced in accordance with the laws of the State of Delaware, but without giving effect to the conflict of laws principles thereof.

Section 20.         Effective Date. The Plan shall become effective upon the Effective Date, and no Award shall become exercisable, realizable or vested prior to the Effective Date.

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